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                                                                   Exhibit 10.6

                        LEASE WITH AN OPTION TO PURCHASE

      This Lease with an Option to Purchase (hereafter "Lease") is made and entered into on this 9th day of February, 1998, between

      The Somphone Limited Partnership, a Nevada Limited Partnership, ("Lessor")

and

      S & W of Las Vegas, L.L.C., a Delaware Limited Liability Company,
("Lessee")

at Las Vegas, Nevada, and shall have a Lease Commencement Date of February 12, 1998.

      Whereas, effective February 14, 1997, Lessor and Lessee entered into an Option Agreement (the "Agreement") relating to the real property described below; and

      Whereas, Lessee may construct on the real property described below certain improvements, alterations and repairs (the "Improvements").

      Now, therefore, in consideration of the mutual promises of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed as follows:

      1. Lessor does hereby lease to Lessee the real property, described below, together with any air and development rights and all easements and other appurtenances relating thereto, for the term, and upon the conditions hereinafter set forth.

      2. Premises:

      The real property the subject of this Lease is situated in the County of Clark, State of Nevada, and is that parcel of land containing approximately 1.82 acres, measuring approximately 130 ft. along the west property line and 601 feet along the south property line; commonly known as 3767 Las Vegas Boulevard South and Assessor's Parcel No. 162-21-301-014; the legal description is attached hereto as Exhibit "A" (the "Land"). The Land, together with any air and development rights, easements and other appurtenances relating thereto, together with any existing improvements shall collectively be referred to as the "Lease Property", and the Lease Property, the Improvements, and any other improvements on the Land shall be collectively referred to as the "Premises".

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      3.    Term and Options to Renew:

      The original term of the Lease the "Lease Term") shall be twenty (20) years from the "Lease Commencement Date" as set forth above.

      Lessee shall have options to renew for two (2) additional twenty (20) year periods; provided, however, that the Lease may only be renewed at any one time for twenty (20) additional years. The rent during any renewal term shall continue to be adjusted in the manner provided in Paragraph 7. Each of these options to renew may be exercised by Lessee's giving written notice of the exercise thereof not later than ninety (90) days prior to the expiration of the Lease Term or the then current term. Lessee's renewal notice must be given in the manner provided in Paragraph 30 below.

      The Lease will not be effective until the Lease Commencement Date, whether or not it is signed prior to the Lease Commencement Date, and the Lease shall be signed by Lessor and Lessee on or before the Lease Commencement Date. When the Lease Commencement Date has been ascertained, the parties shall insert such date in the preamble to this Lease and confirm that date by initialing such insertion in the margin; however, failure to do so shall not affect the enforceability of the Lease. In the event there is a Leasehold Mortgagee (which is defined as any mortgagee, secured creditor, or holder of a beneficial interest under a deed of trust of which Lessor has received notice), then so long as the Leasehold Mortgagee's mortgage, security interest or deed of trust (the "Leasehold Mortgage") remains as a lien against any portion of the Improvements, or against the Lessee's leasehold interest, the Lessor shall not sooner than sixty (60) days prior to the end of the Lease Term or any renewal term, give Leasehold Mortgagee written notice of any non-renewal of the expiration of the term, and such term shall not expire until at least thirty (30) days after receipt by the Leasehold Mortgagee of such notice. The of a Leasehold Mortgage shall have the right to exercise the renewal options on behalf of Lessee.

      4.    Signage:

      Lessee, at its sole discretion, shall have the irrevocable right to utilize any portion of the Premises to erect and maintain signage, subject to any aviation rights or easements that any governmental entity may have or require for signage or any purpose.

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      5.    Existing Improvements:

      The parties acknowledge that the Lease Property is currently being used by Lessor as a motel. Lessee agrees that Lessee shall take possession of the Premises in its "As Is" condition and subject to all applicable laws, regulations and ordinances, and Lessee acknowledges that Lessor is making no representations or warranties whatsoever, express or implied, including, but without limitation, with respect to the condition of the Premises, its compliance with applicable laws, regulations and ordinances, or its suitability for Lessee's intended use or fitness for a particular purpose, the structural integrity of the Improvements, the conformity of the Premises to past, current or future applicable zoning or building code requirements, the existence of soil instability, past soil repairs, soil additions or conditions of soil fill, susceptibility of landslides, sufficiency of undershoring, sufficiency of drainage, whether the property is located wholly or partially in a flood plain or a flood hazard boundary or similar area, the presence of any regulated, hazardous or toxic substance upon the Premises, or any other matters affecting the stability, integrity, suitability, use or occupancy of the land or any buildings or improvements situated on any part of the Premises. Lessee is not relying upon any representations or warranties of Lessor, or any entity or agent affiliated with Lessor, but Lessee shall rely solely on Lessee's own investigation of all aspects of the Premises, such as soil tests, drainage studies, feasibility studies, or environmental site assessments. Lessor shall not be obligated to make any improvement, alteration or repair whatsoever with respect to the Premises, before, at, or after the Lease Commencement Date, except for any damage caused after the Lease Commencement Date by Lessor's or its agents' or employees' acts or omissions occurring after the Lease Commencement Date. The provisions of this paragraph are material and constitute a material portion of the consideration given Lessor by Lessee in exchange for Lessor's performance hereunder. Lessee acknowledges that the rent and the purchase price agreed upon in Paragraph 24 take into consideration that Lessee has agreed to the provisions of this paragraph.

      Lessee shall pay and be wholly responsible for all expenses to tear down, remove or otherwise dispose of any buildings, personal property, furnishings, fixtures or equipment which remain on the Premises when Lessee takes possession.

      6.    Use:

      During the Lease Term, and any renewal or extension thereof, the Lease Property may be used by Lessee for any lawful use, so long as Lessee complies with all laws incident to such use.

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      7.    Rent:

      As compensation for the use of the Lease Property, Lessee shall pay rent to Lessor at such address as Lessor shall designate in Paragraph 30, as follows:

            (a) Rent amount. Lessee shall pay to Lessor as monthly rent (sometimes referred to as the "Fixed Rent") commencing on the Lease Commencement Date and thereafter on the first day of each and every successive month one-twelfth (1/12) of the following Annual Rent:

      YEAR                  ANNUAL RENT

       1                    $1,000,000.00
       2                    $1,230,000.00
       3                    $1,265,000.00
       4                    $1,438,000.00
       5                    $1,581,000.00
       6                    $1,628,000.00
       7                    $1,675,000.00
       8                    $1,725,000.00
       9                    $1,777,000.00
       10                   $1,830,000.00
       11-20                $1,830,000.00 as adjusted per Paragraph 7(b)

provided, however, that a credit of $50,000.00 is to be applied to the first month's rent as per Paragraph 7 of the Agreement. In the event the Lease Commencement Date or the expiration of the Lease Term, or any renewal or extension thereof, is not the first day of a calendar month, then rent for such partial calendar month shall be prorated on the basis of the number of days in such month. Rent is payable without abatement or set off for any reason. Any rent not paid on or before five (5) days after the date due shall be subject to a 3% late fee.

            (b) Rent Adjustments. The monthly rent shall be subject to adjustments on each and every annual anniversary of the first day of the first calendar month occurring ten (10) years after the calendar month in which the Lease Commencement Date occurs (the "Rent Adjustment Date") in the following manner:

      The monthly rent shall be adjusted upward (and never downward) on each Rent Adjustment Date in the same proportion as the percentage increase in the Consumer Price Index, U. S. City Average-All Urban Consumers for All Items (1982-1984=100) published by the United States Department of Labor, Bureau of Labor Statistics for the month immediately prior to the Rent Adjustment Date over the Index published for such month in the immediately preceding year, but no more than 3%.

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      8.    Rent to Be Net:

      It is the underlying intent of this Lease that during the Lease Term, and any renewal or extension thereof, the Lease shall for all purposes be treated as the lease of the vacant unimproved land, and that Lessor shall receive the rent as hereinabove provided absolutely net, without any liability, obligation or responsibility for any charges of any nature whatsoever with respect to the Premises, and that all costs, expenses and obligations relating to the Premises shall be performed and paid for by Lessee. Accordingly, consistent with the underlying intent, and for and during the Lease Term and any renewal or extension thereof:

            (a) Beginning with the Lease Commencement Date and thereafter throughout the Lease Term, and any renewal or extension thereof, Lessee shall pay all real and personal property taxes, general and special assessments, (including Clark County Improvement District #97A (Las Vegas Boulevard Median Landscape)) and other charges of every description levied on or assessed against the Land, or Improvements located on the Land, personal property, if any, located on Premises, the leasehold estate, or any subleasehold estate. Lessee shall make all such payments directly to the appropriate taxing authority in installments as authorized by law, on or before the due date. Any taxes or special assessments assessed and paid prior to the Lease Commencement Date, or assessed prior to but payable after the Lease Commencement Date, and all taxes assessed during the Lease Term or any renewal or extension thereof, but payable after the Lease Term, or any renewal or extension thereof, shall be adjusted and prorated so that Lessor pays its prorated share for the period prior to and after the Lease Term and any renewal or extension thereof. Nothing herein contained shall require Lessee to pay any municipal, state or federal net income, gift, estate, inheritance or excess profits taxes assessed against Lessor.

            (b) Lessee may, should it so elect, contest the legal validity or amount of any taxes, assessments, or charges for which Lessee is responsible under this Lease, any may institute such proceedings as Lessee considers necessary. If Lessee contests any such tax, assessment or charge, Lessee may withhold or defer payment or pay under protest but shall protect Lessor and the Premises from any tax sale or lien foreclosure by adequate surety bond or other appropriate security.

            (c) Lessor appoints Lessee as Lessor's attorney-in-fact for the purpose of contesting any taxes, assessments or charges, and Lessor will not take any action with respect thereto and Lessor will cooperate with Lessee in any contest if required for Lessee to pursue such contest.

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            (d) Lessee shall assume and pay all expenses to maintain and operate the Premises, and all costs, expenses and obligations relating to the Premises shall be performed and paid for by Lessee.

            (e) Lessee shall assume and pay all premiums for insurance carried by Lessee as required herein, and for all liability insurance and property insurance carried by Lessee with respect to the Premises.

            (f) Lessee shall assume and pay all expenses for utilities. Utility expenses shall also be prorated to the Lease Commencement Date.

            (g) Lessor shall not be called upon to make any improvements to, restoration or repairs of the Premises, of any nature whatsoever.

            (h) Lessee shall annually furnish to Lessor or Lessor's designated agent, proof of compliance of payment of the foregoing.

      9.    Agreements Affecting Use:

      Lessee may plan for or enter into agreements restricting or affecting use over or affecting the Premises or may undertake to or effectuate the obtaining of zoning changes or use permits (permanent or conditional) ; provided, however, that no easements (other than easements for utility services) shall be granted without the written approval of Lessor (which approval will not be unreasonably withheld). Lessor shall respond to a written request for such approval within fifteen (15) days of receipt of a request therefor, and the failure to respond within such fifteen (15) day period shall be deemed to constitute Lessor's approval of the easement requested and any easement granted without such approval shall be void. Lessor shall, upon Lessee's notice or request, join with Lessee in applications and proceedings to accomplish the foregoing, but without cost or expense to Lessor. Lessee hereby indemnifies and hold Lessor harmless from and against any and all costs, expenses, claims, liabilities and obligations arising out of or in connection with Lessee's planning for and achievement of land use entitlement, zoning changes, or use permits affecting the Premises. Lessor shall not grant any easements or encumbrances other than a fee mortgage or deed of trust, and any fee mortgage or deed of trust or other encumbrances created by the Lessor shall be subordinate to the Lease.

      10.   Improvements - Construction, Alterations, Demolition:

      Lessee shall be obligated to make Improvements with respect to the Premises, with a cost not less than FOUR MILLION DOLLARS ($4,000,000.00). Prior to the Lease Commencement Date, Lessee shall not construct any Improvements on the Lease Property. After

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the Lease Commencement Date, Lessee shall construct the Improvements on the
Premises on the following terms and conditions:

            (a) In the course of making these Improvements, Lessee may remove, replace, alter, relocate, reconstruct, add to existing improvements, modify or change the contour or grade of the Lease Property, including subsurface excavations and improvements.

            (b) Lessee shall notify Lessor of the commencement date of construction in sufficient time to allow Lessor to record a Notice of Non-Responsibility pursuant to Chapter 108 of the Nevada Revised Statutes, and Lessor may record a Notice of Non-Responsibility whenever Lessor deems it appropriate.

            (c) Lessor makes no covenant or warranty respecting the condition of the soil or subsoil or respecting the condition of the Premises.

            (d) Lessee will not use or allow the Premises to be used to any illegal purpose resulting in hazard to Lessor or in condemnation or liability in consequence thereof, and any alleged illegal use of said Premises of a material nature shall be cured by Lessee within a reasonable time after Lessee receives notice thereof. Lessee will at all times observe and abide by all statutes, ordinances, rules and regulations of or promulgated by any lawful authority, relating to or regulating the use and occupation of said Premises and the business of Lessee. If Lessee contends in good faith that such use is not illegal, or that it does not otherwise have to comply with a particular statute, ordinance, rule or regulation, then Lessee may in appropriate procedures contest the same.

            (e) During the Lease Term, and any extension or renewal thereof, Lessee shall have the right from time to time to make such alterations, additions, modifications, repairs, renovations and changes (collectively "Changes") to the Premises and the Improvements located thereon as Lessee may elect.

            (f) Lessee hereby indemnifies and holds Lessor harmless from any and all loss, cost, damage, claim, liability, obligation, or expense, including but not limited to Lessor's reasonable attorney's fees, arising out of or resulting from the construction of Improvements on the Premises.

      11.   Liens and Encumbrances:

      Lessee shall keep the Premises free and clear from any lien, claim or encumbrance throughout the term of any construction of the Improvements, and throughout the Lease Term, and Lessee does hereby indemnify Lessor against any and all such liens, claims or encumbrances, and against any cost and expenses including but not

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limited to reasonable attorney's fees which may accrue, grow out of or be incurred by reason of any lien, claim or encumbrance; however, Lessee can grant Leasehold Mortgages. In the event of the filing of any mechanics' or materialmans' lien, Lessee shall, within sixty (60) days after notice of the filing thereof, cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or other appropriate action to prevent the enforcement of such lien. Lessee shall have the right to contest any mechanic's or materialman's lien by appropriate legal proceedings; provided, however, that no such contest shall relieve Lessee of its obligation to discharge any such lien within the sixty (60) day period provided in the preceding sentence.

      12.   Bonds:

      Unless otherwise provided below, Lessee shall, prior to the commencement of any demolition of any existing improvements which are presently on the Premises and prior to the commencement of any construction of any Improvements, and continuing until completion of the Improvements have in place a Completion and Performance Bond and a Labor and Material Payment Bond (collectively the "Bonds") from an insurance or surety company which guarantees that at least $4 million of Lessee's Improvements will be completed, that all contractors and subcontractors, materialmen and others providing any work or labor regarding the Improvements will be paid, and that the Land and the Improvements made to the Land by Lessee will be free and clear of any lien resulting from construction of the Improvements. These Bonds, including the form and content thereof, and the insurer or surety (which shall be a reputable company) are subject to Lessor's review and approval. Lessor's approval of the Bonds and the insurer or surety shall not be unreasonably withheld. The Bonds will be in a sum of at least FOUR MILLION DOLLARS ($4,000,000.00). The Completion and Performance Bond shall include a provision that guarantees payment of rent under the Lease until the Improvements are completed. However, this guaranty of rent provision shall not be required if, prior to the Lease Commencement Date, the Lessee shall have paid to Lessor the additional sum of THREE HUNDRED THOUSAND DOLLARS ($300,000.00) as and for a security deposit for the payment of rent or any other sum required to be paid by Lessee under this Lease, and which security deposit may without notice be applied by Lessor to the payment of any rent or other sum which is not timely paid under this Lease beyond any applicable notice and grace period, and which deposit shall remain in effect until substantial completion of the Improvements (which shall be deemed to occur when Lessee commences the conduct of business in the Premises) , at which point it shall immediately be returned to Lessee, including any interest earned thereon. Any portion of the deposit which is applied by Lessor shall be reimbursed by Lessee within ten (10) days after demand by Lessor. Lessee shall have the right to deliver to Lessor an irrevocable

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clean letter of credit in lieu of the $300,000.00 cash deposit, in firm and substance reasonably satisfactory to Lessor, which shall be held and applied in the same manner as the cash deposit.

      13.   Right to Enter:

      The Lessor, or his agent or nominee, at all reasonable times, and upon advance notice of at least twenty-four (24) hours, shall have free access to the Premises for the purpose of examining or inspecting the condition thereof, to exhibit the Lease Property to prospective purchasers, and to determine if the Lessee is performing the covenants and agreements of this Lease, and to post such reasonable notices as the Lessor may desire to protect the rights of the Lessor, provided, however, that Lessor shall not interfere with Lessee's conduct of business in exercising its rights under this Paragraph 13.

      14.   Indemnity:

      Lessor shall not be liable to Lessee or any other person for or on account of any injury or damage occurring after the Lease Commencement Date occasioned in or about or in connection with the Premises to persons or property of any nature or sort whatsoever or wheresoever or howsoever arising except to the extent caused after the Lease Commencement Date by acts of Lessor, or Lessor's agents or employees occurring after the Lease Commencement Date, and Lessee hereby indemnifies and keeps and holds Lessor harmless against and from any and all loss, cost, damage, claim, liability, obligation, or expense, including but not limited to, reasonable attorney's fees arising out of or resulting from any injury or claim of injury of any nature or sort whatsoever to any person or property whomsoever or whatsoever suffered or received in or about the Premises at any time during the term hereof, or arising from any accident or other occurrence causing any injury to any person or property whomsoever or whatsoever or due directly or indirectly to the conditions of the Premises or any part thereof during the term hereof or due to the action or failure to act of any person.

      15.   Insurance:

            (a) Throughout the Lease Term, at Lessee's sole cost and expense, Lessee shall keep or cause to be kept insured all buildings, equipment and improvements, including all alterations, replacements, changes and additions, located on or appurtenant to the Premises, against loss or damage by fire and such other risks as are now or hereafter included in an extended coverage endorsement in common use for commercial structures, including without limitation, vandalism, malicious mischief, lightning, earthquake, windstorm, explosion, riot, riot attending a strike, civil commotion, damage from aircraft and vehicles and smoke damage. The amount of the insurance shall be sufficient to prevent

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either Lessor or Lessee from becoming a coinsurer under the provisions of the policies, but in no event shall the amount be less than 90 percent of the then actual replacement cost, excluding costs of replacing excavations and foundations but without deduction for depreciation (herein called Full Insurable Value). Lessor shall, at Lessee's sole cost and expense, cooperate fully with Lessee to obtain the largest possible recovery, and all policies of fire and extended coverage insurance required hereunder shall provide that the proceeds shall be paid to Leasehold Mortgagee for application pursuant to the Leasehold Mortgage (as herein defined), or, if none, to the Depositary (as herein defined), to be held for the purpose of repairing, restoring, maintaining and reconstructing the Improvements as required by this Lease; provided, however, that proceeds less than the greater of (i) $500,000 (as adjusted annually in the same manner as rent adjustments under Paragraph 7(b) above, but beginning on the first anniversary of the Lease Commencement Date, but no more than 3% annually in the aggregate shall be paid directly to Lessee and applied by Lessee for any such repair, maintenance, reconstruction or restoration required by this Lease or for such other disbursement as is authorized hereunder. Any insurance proceeds remaining after complying with the provisions of this Lease relating to maintenance, repair, and reconstruction of improvements shall be the Lessee's sole property. Each Leasehold Mortgage shall be named as a loss payee in any policy required by this Paragraph (a). "Depositary" shall mean any bank or trust company designated by Lessee which is a corporation organized and doing business under the banking laws of the United States or the State of Nevada, having a place of business in Las Vegas, Nevada and a combined capital and surplus of at least $100,000,000 and which shall act as depositary hereunder to receive and disburse insurance proceeds hereunder without compensation unless required.

            (b) Before commencement of any demolition or construction, Lessee shall procure, and shall maintain in force until completion and acceptance of the work, "all risks" builder's risk insurance including vandalism and malicious mischief, in form and with a company reasonably acceptable to Lessor, covering improvements in place and all material equipment at the job site furnished under contract, but excluding contractor's, subcontractor's, and construction manager's tools and equipment and property owned by contractor's or subcontractor's employees, with limits of at least ONE MILLION DOLLARS ($1,000,000.00) per loss for all work at the job site.

            (c) Throughout the Lease Term, at Lessee's sole cost and expense, Lessee shall keep or cause to be kept in force, for the mutual benefit of Lessor and Lessee, comprehensive broad form general public liability insurance against claims and liability for personal and bodily injury, death, or property damage arising from the use, occupancy, disuse, or condition of the Premises,

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improvements, or adjoining areas or ways, providing protection of at least
ONE MILLION DOLLARS ($1,000,000.00) for personal or bodily injury or death to any one person, at least TWO MILLION DOLLARS ($2,000,000.00) for any one accident or occurrence, and at least ONE MILLION DOLLARS ($1,000,000.00) for property damage, together with FIVE MILLION DOLLARS ($5,000,000.00) of excess liability coverage.

            (d) Lessee shall procure and keep in force in form and coverage reasonably satisfactory to Lessor:

                  (i) Boiler and machinery insurance if at any time or from time to time such equipment is located on the premises.

                  (ii) Other insurance, in amounts from time to time reasonably required by Lessor, against other insurable risks, if at the time they are commonly insured against for premises similarly situated and containing comparable improvements.

            (e) All insurance required by express provisions of this Lease shall be carried only in reputable insurance companies licensed to do business in Nevada (and which shall have a financial rating of at least an A + 3A status as rated in the most recent edition of Best's Rating Guide), and any liability insurance shall designate Lessor and any Leasehold Mortgagee (as herein defined) as an additional insured. All such policies shall be nonassessable and shall contain language, to the extent obtainable, to the effect that (1) any loss shall be payable notwithstanding any act or negligence of Lessor that might otherwise result in a forfeiture of the insurance, (2) the insurer waives the right of subrogation against Lessor and against Lessor's agents and representatives, (3) the policies are primary and noncontributing with any insurance that may be carried by Lessor, and (4) they cannot be canceled or materially changed except after 10 days' notice by registered or certified mail by the insurer to Lessor or Lessor's designated representative. Any insurer acceptable to Leasehold Mortgagee is deemed acceptable to Lessor. Lessee shall furnish Lessor with copies of all such policies promptly on receipt of them, or with certificates evidencing the insurance. Before the Lease Commencement Date, Lessee shall furnish Lessor with binders representing all insurance required by this Lease. Lessee shall have the right to carry insurance under blanket policies covering properties in addition to the Lease Property.

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      16.   Lessee's Right of Hypothecation of Lessee's Leasehold Interest in
            this Lease:

            Lessee (including without limitation its assigns and successors, sublessees, their successors and assigns) shall have the absolute and unrestricted right at any time or from time to time to mortgage, give one or more deeds of trust or security interests in, or hypothecate Lessee's leasehold interest, or any of Lessee's rights in the Improvements, for and during the Lease Term, or any renewal or extension thereof, so long as Lessor's fee title is not encumbered or subject thereto in any manner.

      17.   No Subordination:

            Lessee acknowledges that Lessor will record a Memorandum of Lease, in the form attached hereto as Exhibit B, which will become a matter of public record affecting the condition of the title and that Lessor will not subordinate the fee title to the Lease in any manner. If Lessor does not record the Memorandum of Lease, Lessee shall have the right to do so. Neither party shall record this Lease.

      18.   Destruction:

            (a) If all or any Improvements on the Premises shall be totally or partially destroyed or damaged by fire or other casualty, the Lessee shall be obligated to rebuild or repair the same only if (i) the rules, regulations, laws or ordinances of any governmental authority having jurisdiction do not prohibit such repair or rebuilding, (ii) the proceeds of any insurance policy payable with respect to the fire or other casualty are made reasonably available to Lessee by the Leasehold Mortgagee or the Depositary, as the case may be, and
(iii) the cost of such repair or rebuilding is less than 35% of the then replacement value of the Improvements as a whole. If any of (i), (ii) or (iii) above shall not be the case, then Lessee may at its option, exercisable by notice to Lessor, terminate this Lease, effective as of the date of said notice; provided, however that anything to the contrary notwithstanding, no termination shall be effective or occur prior to the end of twelve (12) years after the Lease Commencement Date and unless Lessee, if requested by Lessor, demolishes the Improvements and levels the Land at Lessee's expense.

            (b) Upon any fire or other casualty occurring during the last 3 years of the initial Lease Term or during any renewal or extension of the Lease Term, the Lessee shall have the option, exercisable by notice to Lessor, to terminate this Lease, in which event (i) this Lease shall be canceled effective as of the date of said notice and (ii) any insurance proceeds shall be disbursed in accordance with sub-paragraph (c) below.

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            (c) Except as otherwise provided in Paragraph 18(a) above, in the event of any termination of this Lease pursuant to this Paragraph 18, Lessee shall not be obligated to replace, rebuild or alter the damaged or destroyed Premises or part thereof, and the insurance proceeds paid or payable with respect to the casualty resulting in such termination (the "Insurance Proceeds") shall be disbursed (by the Leasehold Mortgagee, the Depositary or Lessee, as the case may be) in the following order of priority:

                  (i) the holder of any Leasehold Mortgage shall first be entitled to receive, to the extent available, such portion of the Insurance Proceeds as shall equal the unpaid principal balance and accrued interest on any such Leasehold Mortgage, or if the holder of any Leasehold Mortgage has acquired this Lease and the Premises through foreclosure or by assignment of this Lease in lieu of foreclosure and is in possession thereof, such holder shall be entitled to receive, to the extent available, such portion of the Insurance Proceeds as shall equal (A) the unpaid principal balance and accrued interest on any such Leasehold Mortgage as of the date of acquisition of this Lease and the Premises, plus (B) the amount, if any, equal to the excess of the amount of interest at the annual rate provided in the Leasehold Mortgage that would have accrued on the unpaid principal balance of the Leasehold Mortgage during the period that the Leasehold Mortgagee has held title to this Lease over the amount of net cash flow retained by the Leasehold Mortgagee during such period;

                  (ii) Lessor shall be entitled to the cost, as reasonably estimated by Lessor's architect or engineer, of demolishing the Improvements and leveling the Land;

                  (iii) Lessee shall be entitled to an amount equal to Tenant's cash capital investment in the cost of constructing the Improvements; and

                  (iv) Lessor shall be entitled to the balance, if any.

            (d) In the event that the Depositary is holding the Insurance Proceeds and Lessee either elects or is obligated to rebuild and/or repair the Improvements or any portion thereof after a fire or other casualty, then the Depositary shall disburse such Insurance Proceeds either to reimburse Lessee for expenditures made in connection with the rebuilding or repair of the Improvements or to pay contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for such rebuilding or repair, and shall make such disbursements from time to time as such rebuilding or repair progresses, upon the written request of Lessee in such manner and subject to such requirements as the Depositary shall reasonably impose. Upon receipt by the Depositary of evidence satisfactory to

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it that such rebuilding or repair has been completed and paid for in full and that there are no mechanics' or other liens against the Premises except for those contested in good faith by Lessee in accordance with Paragraph 11 hereof, the Depositary shall pay to Lessee any remaining balance of the Insurance Proceeds.

      19.   Condemnation:

            (a) Except as otherwise provided in Paragraph 19(e) below, if title to all of the Premises is taken for any public or quasi-public use under any statute, or if all or a material portion of the parking facilities located on the Premises are taken, or if there is no longer substantially the same access to the Premises from a public street, or by right of eminent domain, or if title to so much of the Premises is so taken that a reasonable amount of reconstruction of the Premises will not result in the Premises being a practical improvement reasonably suitable for Lessee's continued use and occupancy in substantially the same manner, then, in either event, at Lessee's option, this Lease shall terminate on the date that possession of the Premises, or such part of the Premises, is taken. Any taking which results in the termination of this Lease under this Paragraph 19 (a) is hereinafter sometimes called a "Total Taking."

            (b) Except as otherwise provided in Paragraph 19(e) below, if any part of the Premises shall be so taken and, the Lease is not terminated as provided in Paragraph 19(a) above (a "Partial Taking") , then this Lease shall, as to the part so taken, terminate as of the date that possession of such part is taken, and the rent shall be equitably reduced based on the loss in value to Lessee's Interest (as defined below) as determined per subparagraph (i) below.

            (c) In the event of any Total Taking, the rights and interests of Lessor and Lessee in and to the entire award or aggregate of any separate awards to Lessor and Lessee for such Total Taking less the cost of the determination of the amount thereof (the "Condemnation Proceeds") shall be paid and distributed to Lessor and Lessee pro rata in accordance with the ratio of Lessor's Interest to Lessee's Interest, determined in accordance with subparagraph (i) below as of the date of taking as if there were no taking and this Lease were in full force and effect. "Lessor's Interest" shall be the value of Lessor's interest in the Premises, subject to this Lease. "Lessee's Interest" shall be the value of Lessee's leasehold interest pursuant to this Lease.

            (d) In the event of a Partial Taking, the Condemnation Proceeds shall be paid and distributed in the following order of priority:

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                  (i) to Lessee for any restoration or modification of the Lease
Property required as a result of such Partial Taking; and

                  (ii) to Lessor and Lessee pro rata in accordance with the ratio of Lessor's Interest to Lessee's Interest.

            (e) In the event of a taking of the whole or any part of the Premises or of Lessee's interest in this Lease for a temporary use or occupancy, the Lease Term shall not be reduced or affected in any way.

            In the event of any such temporary taking, Lessee shall be entitled to receive the entire amount of the proceeds with respect to such temporary taking whether such award is paid by way of damages, rent or otherwise, unless such period of temporary use or occupancy shall extend beyond the expiration date of the Lease Term, or any extension or renewal thereof, in which case such award, if paid in a lump sum, shall be apportioned between Lessee and Lessor as of such date of expiration in the same ratio that the part of the entire period for which such compensation is made falling before the date of expiration and the part falling after, bear to such entire period, and if such award is paid in installments, Lessee shall be entitled to those installments covering any period prior to the expiration of the Lease Term, or any extension or renewal thereof, and Lessor shall be entitled to the remaining installments (any installment covering a period both before and after the expiration of the Lease Term, or any extension or renewal thereof, shall be apportioned as above set forth).

            (f) Those who are entitled to share in any proceeds pursuant to this Paragraph 19 shall be entitled to any interest paid on the award or awards received by them or applied for their account.

            (g) Lessor, Lessee and the holders of any Leasehold Mortgage or fee mortgage shall each have the right, at their own expense, to appear in any condemnation proceeding and to participate in any and all hearings, trials and appeals therein. Neither Lessor nor Lessee shall make any settlement with the condemning authority or convey any portion of the Premises in lieu of Condemnation or consent to any taking without the prior written consent (not to be unreasonably withheld) of the other and any Leasehold Mortgagee.

            (h) In the event Lessor or Lessee shall receive notice of any proposed or pending taking or temporary taking affecting the Premises, the party receiving such notice shall promptly notify the other party of the receipt and contents thereof.

            (i) If Lessor and Lessee are not able to agree on

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Lessor's Interest and Lessee's Interest (which agreement shall be subject to the approval of any Leasehold Mortgagee) within ninety (90) days after the applicable taking, the determination, shall be made by a member of the American Institute of Real Estate Appraisers who shall be an appraiser of a nationally recognized firm and have at least five (5) years' experience appraising properties used for the same purposes as the Premises. The appraiser shall be selected, and shall make his determination, in accordance with the rules of the American Arbitration Association, provided that he shall be instructed that he cannot modify any of the terms of this Lease in making his determination. The appraiser's determination shall be final and binding on the parties.

      20.   Right to Assign and Inurement:

            The covenants and conditions herein contained shall apply to, be for the benefit of and bind the heirs, legatees, devisees, successors, executors, administrators and assigns of all of the parties hereto, and all persons holding under or through them or any of them. All of Lessor's and Lessee's covenants herein are continuing and shall run with the land, binding without exception all who take or acquire any interest hereunder. Every person taking any interest hereunder (whether Lessor or Lessee) shall by virtue of the taking be deemed to accept such interest and without further act be deemed to become bound hereunder. Lessor and Lessee shall have the right to assign their rights, interests, and obligations under this Lease and/or to sublease all or any portion of the Premises without the other party's consent; provided, however, that Lessee shall not be released of any liability and obligation under this Lease upon any assignment of the Lease or upon any sublease. All of Lessor's right, title and interest in this Lease shall automatically be assigned to the acquiror of Lessor's fee interest in the Land, and such purchaser shall be deemed to have assumed such obligations, whereupon Lessor shall be released of same. Any sale of Lessor's interest in the Premises or assignment of Lessor's rights, interests and obligations under this Lease shall be subject to all of the terms and provisions of this Lease including but not limited to Lessee's rights under the terms of Paragraph 24 of this Lease.

            This Lease shall be superior to all encumbrances hereafter created and affecting fee title to the Land and to all fee mortgages. Any hypothecation or other encumbrance of Lessor's fee interest in the Premises, including any fee mortgage shall be subordinate to the Lease.

            At Lessee's request, Lessor shall enter into a non-disturbance agreement with each subtenant of Lessee in form and substance reasonably satisfactory to Lessor and the subtenant, providing that, among other matters customarily set forth in a non-

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disturbance agreement, so long as such tenant and/or subtenant is not in default beyond any applicable notice and grace period under its sublease, its use and occupancy of the subleased premises will not be disturbed.

      21.   Default by Lessee:

            (a) In the event the Lessee shall at any time default in (i) the payment of any Fixed Rent or any other single rental payment of $50,000 or more, and such default continues for fifteen (15) days after notice from Lessor to Lessee or (ii) the performance of any of the Lessee's covenants, agreements or obligations hereunder, which default continues for forty-five (45) days after receipt of written notice thereof from Lessor by Lessee, or if such default is not reasonably susceptible of being cured by Lessee within such 45-day period, then if Lessee fails to commence with reasonable diligence and continuity to cure such default or breach and complete said cure within a reasonable time, or should the Lessee make a general assignment for the benefit of creditors or file or have filed against it a bankruptcy petition under the United States Bankruptcy Code, or if a receiver is appointed to take possession of a substantial portion of Lessee's assets or of any portion of the Premises or the Improvements or of Lessee's leasehold interest, and such bankruptcy or receivership proceeding is not dismissed or permanently stayed within sixty (60) days after the filing of such proceeding, or should the Lessee abandon the Premises, then the Lessor may, with or without notice or demand:

                  (i) Terminate this Lease and declare the term of this Lease ended and in any manner permitted by law re-enter the Premises or any part thereof, and take possession thereof, and expel and remove therefrom the Lessee or any or all parties occupying the same, using such force as may be necessary to do so, and repossess and enjoy the same without prejudice to any remedies that might be otherwise used for arrears of rent or other breach hereof; and Lessor may recover the value at the time of such termination of the excess, if any, of the amount of rent reserved in this Lease for the remainder of the term over the then reasonable rental value of the Land for the remainder of the term; or

                  (ii) Without terminating this Lease and without declaring this Lease ended, re-enter the Premises and take possession thereof, and re-let the whole or any part thereof for the account of Lessee, and collect said rent and apply it on the amount due from Lessee hereunder after deducting any expense of such reletting, the cost of removal of Lessee, reasonable attorney's fees, and cost of reasonable remodeling, and then or at any time or from time to time recover from Lessee the balance then due (which in the event of a re-letting shall be due from time to time as rent is due).

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            (b) Lessor's remedies provided in this Lease shall be in addition to all other rights and remedies provided by law or equity, to which Lessor may resort cumulatively or in the alternative.

            (c) No re-entering or taking possession of the Premises by Lessor shall be construed as an election on Lessor's part to terminate this Lease unless written notice of such election is given to Lessee or unless a termination is accomplished by operation of law or is declared by a court of competent jurisdiction.

      22.   Improvements to Become Property of Lessor:

            At the expiration of the term of this Lease or upon sooner termination of this Lease (or upon the Lessor's retaking possession of the Land pursuant to Paragraph 21 whether or not the Lease is terminated), all of Lessee's rights in all improvements on the Premises (including but not limited to the Improvements, but at Lessee's option, excluding fixtures and equipment) shall terminate and all such improvements shall thereupon be surrendered to the Lessor and become the Lessor's property, free and clear of all liens and encumbrances, without compensation to Lessee, and all personal property (including fixtures and equipment, if Lessee so elects) shall be the property of Lessee. Upon termination of the Lease, or upon Lessor's retaking possession, Lessee shall be under no obligation to demolish or remove the Improvements, any fixtures, equipment or personalty.

      23.   Subleases and Assignment of Subrents:

            Lessee assigns to Lessor all subrents and other sums falling due from lessees, licensees, and concessionaires (herein called sublessees) during any period of a default by Lessee that continues beyond any applicable notice and grace period in which Lessor has the right under this Lease, whether exercised or not, to reenter the Premises (the "Assignment Period") , and Lessee shall not have any right to such sums during the Assignment Period. This assignment is subject and subordinate to any and all assignments of the same subrents and other sums made to a mortgagee, secured creditor, or holder of a beneficial interest under a deed of trust under any mortgage, security interest or deed of trust. During the Assignment Period, Lessor may at Lessor's election reenter the Premises and the Improvements in any manner permitted by law, without terminating this Lease, and either or both collect these sums or bring action for the recovery of the sums directly from such obligors. All rents collected prior to the termination of the Lease for rent payable during the Lease Term shall be applied to amounts due under this Lease, including taxes.

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            Subject to the rights of a Leasehold Mortgagee, as set forth above, all subleases shall contain provisions providing that:

            (a) Upon receipt by sublessee of notification from Lessor that the Lease has been terminated by reason of Lessee's default, or that Lessor has re-entered the Premises as a result of Lessee's default beyond any applicable notice and grace period, or upon expiration or sooner termination of the Lease, the sublessee will:

                  (i) at the election of the Lessor, attorn and pay the rent and any other sum required to be paid by sublessee to the Lessor, and Lessor may elect to have the sublease continue as a direct lease between the sublessee and the Lessor; or

                  (ii) subject to any non-disturbance agreement with the subtenant, if Lessor elects to treat the sublease as terminated, the sublessee will immediately vacate and surrender the premises to the Lessor.

            (b) Advance payment of rent or of any other sum made by the sublessee to the Lessee more than one (1) month in advance of the due date shall not be good against the Lessor;

            (c) Any offsets or defenses the sublessee might have against the Lessee are not good against the Lessor; and

            (d) In no event shall the Lessor succeed to any existing liabilities of the Lessee to the sublessee.

            Acceptance by Lessor from a sublessee of rent or any other sum required to be paid by a sublessee under a sublease, or of any rent or other sum from Lessee, shall not be deemed to be a waiver of any of Lessor's rights under paragraphs 21 or 22 above, or of any other right of Lessor provided in this Lease or otherwise provided by law.

      24.   Option to Purchase:

            So long as this Lease has not been terminated, Lessee shall have the exclusive right and option (the "Option"), as of any date from and after five
(5) years after the Lease Commencement Date to purchase the Lease Property "AS-IS" at any time during the remaining Lease Term, or any extension or renewal thereof, on the following terms and conditions:

            (a) The purchase price for the Lease Property initially shall be TEN MILLION DOLLARS ($10,000,000.00) cash on closing. The purchase price shall be changed each year, beginning on the sixth anniversary of the Lease Commencement Date and thereafter on each succeeding anniversary of the Lease Commencement Date, in

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accordance with the following schedule:

      Anniversary of Lease
      Commencement Date                     Purchase Price
      -----------------                     --------------
      6                                     $9,200,000.00
      7                                     $8,400,000.00
      8                                     $7,600,000.00
      9                                     $6,800,000.00
      10                                    $6,000,000.00

The purchase price shall be increased (and never decreased) each year, beginning on the eleventh anniversary of the Lease Commencement Date and thereafter on each succeeding anniversary of the Lease Commencement Date (each, an "Option Adjustment Date") in the same proportion as the percentage increase in the Consumer Price Index, U. S. City Average - All Urban Consumers for All Items (1982-1984=100) published by the United States Department of Labor, Bureau of Labor Statistics for the month immediately prior to the Option Adjustment Date over the Index published for such month in the immediately preceding year, but no more than 3%. No monies paid as rent under this Lease shall be applied toward the purchase price, except that rents which have been prepaid to Lessor for a time past the Option Closing (as defined below) shall be prorated to midnight of the day preceding the Option Closing

            (b) Lessee may exercise the Option by giving at least thirty 30 days' written notice to Lessor notifying Lessor of its exercise.

            (c) The closing of the purchase of the Lease Property shall occur on a date selected by Lessee in its notice exercising the Option (the "Option Closing"), which Option Closing shall be at least six (6) months after the date that notice thereof is given.

            (d) At the Option Closing, title to the Lease Property shall be conveyed to Lessee by Grant, Bargain and Sale Deed free and clear of all exceptions except current real property taxes and assessments, which are not yet due and payable, and Permitted Exceptions which are defined as (i) any title exceptions or matters permitted to remain against the Premises pursuant to the provisions of Paragraph 25; (ii) the Amended Mechanic's Lien recorded by JMA Architects & Engineers, Inc. ("JMA") and the civil action filed by JMA in Case No. A352880, to the extent Lessee is responsible therefor under the Option Agreement; (iii) any claims against Lessor or Monie Marie Incorporated or Pat Somphone (or his family including Shao-Ying Somphone and Chan-Op-Somphone), and the children of them, by Regent Capital Partners, Ltd. ("Regent") under that certain Agreement and Option dated June 10, 1994, or by any of Regent's successors or assigns, or by Melvin B. Miller, or any of his various investor limited partners for which Lessee is required

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to indemnify them under the Option Agreement; and (iv) any title exceptions or matters caused, approved or accepted in writing by Lessee.

            (e) Lessor, at no additional cost and expense, shall provide Lessee at the Option Closing with an ALTA extended coverage owner's or lender's policy of title insurance from such title insurer acceptable to Lessee in the amount of the purchase price insuring that Lessee is the owner of the Lease Property subject only to current real property taxes and assessments which are not yet due and payable and the Permitted Exceptions; provided, however, that Lessee shall obtain and pay for any additional ALTA surveys or updates necessary to obtain such title insurance and for any cost of such title insurance in excess of National Title Company's standard cost for a CLTA owner's policy in the amount of the purchase price. Lessor shall pay the transfer taxes necessary to record the deed.

            (f) In the event Lessee does not exercise the Option prior to the end of the Lease Term, and all renewals or extensions thereof, Lessee shall have the right to purchase the Lease Property at the end of the Lease Term, or any renewal or extension thereof, for its then fair market value determined by appraisal. Such right to purchase the Lease Property shall only be exercisable upon the expiration of the Lease Term and all renewals or extensions thereof and shall be of no force or effect in the event that the Lease terminates for any reason whatsoever prior to the end of the Lease Term and all renewals or extensions thereof.

            At Lessor's option, in any sale of the Lease Property or of Lessor's interest in this Lease, Lessee shall cooperate with Lessor in accommodating the requirements of a tax-free exchange, at no cost or liability to Lessee. Similarly, at Lessee's request, Lessor will cooperate with Lessee in accommodating a tax-free exchange by Lessee, at no cost or liability to Lessor.

            (g) The Lessee may assign its rights and delegate its duties under this Paragraph 24 to any Leasehold Mortgagee.

      25.   Title Report at Option Closing.

            (a) Title Report. Within 10 days of the notice of exercise of the Option, Lessee shall obtain a preliminary title report covering the Lease Property from a title company acceptable to Lessee (the "Title Report"), and obtain a survey (the "Survey") if Lessee elects to order a survey. The Title Report shall set forth the status of the title of the Lease Property and show all liens, claims, encumbrances, easements, rights-of-way, encroachments, reservations, restrictions, and any other matters affecting the Lease Property.

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            (b) Review of Title Report. Lessee shall have 60 days from receipt of the Title Report and the Survey in which to examine the Title Report and the Survey and to specify to Lessor those items reflected thereupon which Lessee will accept as permitted exceptions to title and those items which Lessee finds objectionable ("Title Objections") ; provided, however, that Lessee shall have no right to object to any title exceptions that are "Permitted Exceptions" as defined above. Lessor, at Lessor's sole cost and expense, shall use all reasonable efforts to correct or remove all Title Objections, give Lessee written notice thereof and deliver at or prior to Option Closing an amended title report reflecting the correction or deletion of such matters. If Lessee does not deliver to Lessor a written notice specifying those items which are Title Objections within the stated time period, then all of the items reflected on the Title Report shall be considered to be Permitted Exceptions. Any liens affecting the Lease Property, other than current taxes and assessments which are not yet due and payable and Permitted Exceptions, shall be Title Objections, and Lessor shall cause such liens to be released at or prior to Option Closing, failing which Lessee may credit the cost of curing same against the purchase price (without limiting its other rights).

      26.   Lessor's Put.

            At anytime beginning ten (10) years after the Lease Commencement Date, Lessor shall have the right to require Lessee to purchase the Lease Property for SIX MILLION DOLLARS ($6,000,000.00) (as adjusted in the manner provided in paragraph 24(a) above) (the "Lessor's Put") payable in cash at closing by giving Lessee written notice of the Lessor's exercise of the Lessor's Put. Lessee shall then have 6 months from the date of such notice to close the purchase of the Lease Property; and title to the Lease Property shall be conveyed to Lessee and title insurance for the Lease Property shall be provided in accordance with the terms and provisions of Paragraphs 24 (d) and 24 (e)

      27.   Estoppel Certificate:

            Lessor and Lessee shall, without charge, at any time and from time to time hereafter, within fifteen (15) days after written request of the other party to do so, certify by written instrument duly executed and acknowledged to any Leasehold Mortgagee or proposed Leasehold Mortgagee, to Lessee or any potential assignee of the Lease or purchaser of Lessee's assets or equity, or to any other person reasonably requested by Lessor or Lessee (i) whether this Lease has been supplemented or amended, (ii) the validity of this Lease, (iii) the existence of any defaults hereunder, (iv) the existence of any offsets, counterclaims or defenses hereto on the part of Lessee, (v) the commencement and expiration dates of the term of this Lease, and (vi) any other matters as may be reasonably requested by such person.

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      28.   Attorney's Fees:

            In the event of any litigation, including all bankruptcy proceedings, between the parties arising out of this Lease or alleged breach thereof, or the tenancy created hereby, or in the event summary eviction or unlawful detainer proceedings are brought by the Lessor, then the prevailing party shall be awarded its costs and reasonable attorney's fees, including those incurred on appeal.

      29.   Implementation:

            Each of the parties shall at all times on demand execute such documents and do such acts as may be reasonably necessary or appropriate to implement and effectuate this Lease, its purposes and intent.

      30.   Notices:

            Notices, consents, approvals and demands as contemplated hereby must be in writing to be effective and shall be given or served personally or by any recognized overnight courier providing receipt of delivery, or by certified or registered mail, return receipt requested, upon Optionor or Optionee, as the case may be, at the address hereinafter set forth:

            To Lessor:

                 The Somphone Limited Partnership, a Nevada Limited
                 Partnership
                 c/o Monie Marie Incorporated, a Nevada Corp.,
                 General Partner
                 c/o Pat P. Somphone, President
                 2304 LaSolana Way
                 Las Vegas, Nevada 89102

            With a Copy to:

                 James H. Walton, Esquire
                 Nitz, Walton & Heaton
                 514 South Third Street
                 Las Vegas, Nevada 89101

            To Lessee:

                 S & W of Las Vegas, L.L.C, a
                 Delaware Limited Liability Co.,
                 1114 First Avenue
                 New York, New York 10021
                 Attn: James Dunn, Executive Director

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

            With a Copy to:

                 Joe Porcelli, Esquire
                 Maloney & Porcelli
                 225 Broadway
                 New York, New York 10007

            All notices and demands shall be effective upon the earlier of receipt or three (3) business days after being deposited in the United States mail. However, the time period in which a response to any such notice or demand must be given shall commence to run from the date of receipt on the return receipt of the notice or demand by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address or which no notice was given as provided below shall be deemed to be receipt of the notice of demand sent.

            By giving to the other party ten (10) days' written notice thereof in the manner provided above, the parties hereto and their respective permitted successors and assigns shall have the right from time to time during the term of this Agreement to change their respective addresses for notices and any other address within the United States of America.

      31.   No Partnership:

            Nothing contained in the Lease shall be deemed or construed by any person to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association between Lessor and Lessee. Neither the method of computation of rent or any other provisions contained in such documentation, nor any acts of the parties, shall be deemed to create any relationship between Lessor and Lessee other than the relationship of landlord and tenant, or of the relationship of independent parties agreeing to perform the covenants contained in the Lease.

      32.   Time is of the Essence:

            Time shall be of the essence in each and every part of this Lease.

      33.   Lessee is Not in Bankruptcy:

            Lessee represents and warrants that Lessee and the guarantor of this Lease are not in bankruptcy, and that there is no bankruptcy, insolvency, receivership or similar action or proceeding, whether voluntary or involuntary, pending against contemplated by, or threatened against Lessee or the guarantor of this Lease, or any officer, director, shareholder, or member of Lessee or of the guarantor to this Lease.

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                                       24

            Also, Lessor represents and warrants that Lessor is not in bankruptcy, and that there is no bankruptcy, insolvency, receivership or similar action or proceeding, whether voluntary or involuntary, pending against, contemplated by, or threatened against Lessor, or the general partner of Lessor.

      34.   Authority to Execute:

            Lessor and Lessee each represent and warrant that each has full authority to execute this Lease.

      35.   Non-waiver:

            The waiver by either party of any of the covenants contained herein shall not be deemed a waiver of such party's rights to enforce the same or any other covenant contained herein.

      36.   Nevada Law:

            The Lease shall be construed and enforced in accordance with Nevada law.

      37.   Integration and Merger:

            This Lease, the Agreement, and any Exhibits attached to any of the foregoing contain the entire agreement between the parties hereto, and no promise, inducement, or representation other than herein set forth has been made, offered or agreed upon, and all prior or contemporaneous agreements, representations and understandings concerning the subject matter hereof are merged herein. No amendment or, addition to, or modification of this Lease shall be effective unless the same is in writing and signed by all the parties.

      38.   Approval:

            Whenever in this Lease the approval or consent of Lessor Lessee is required or desired, unless otherwise expressly provided, such party shall not withhold or delay its approval or consent unreasonably, and unless a different time limit is provided in a paragraph of this Lease, such approval or disapproval shall be given within twenty (20) days following receipt of a request for such approval or consent. Any disapproval shall specify with reasonable particularity the reasons therefor.

      39.   Title to Improvements:

            Subject to the rights of Lessor under Paragraph 22 above, any Improvements of any nature including but not limited to fixtures, equipment and other materials or items that may be placed upon, installed in or attached to the Premises by Lessee shall, for

                                                                Jd    /  P.S.
                                                           ---------------------
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                                       25
all purposes, be the property of and assets of Lessee. Lessee shall be solely entitled to any rights or benefits associated with its ownership of any buildings or Improvements including but not limited to any depreciation, tax credits or other tax benefits.

      40.   Brokerage Commission:

            Lessee represents that Equis Corporation, McCaffery Group and McCaffery Interests are the only companies and/or real estate brokers who have represented the Lessee in negotiations leading up to this Lease. Lessee agrees to pay all commissions and/or fees owing to any of the foregoing entities in conjunction with this transaction, and with any purchase under Paragraphs 24 or 26, and hereby indemnifies and holds Lessor harmless from the payment thereof. Lessor and Lessee each indemnify and hold harmless the other from any claim by any other person for a commission or other compensation claiming to have dealt with the indemnifying party, with respect to this transaction.

      41.   Leasehold Mortgagee Provisions:

            (a) Lessor, upon serving Lessee with any notice of default, or any other notice under the provisions of or with respect to this Lease, shall also serve a copy of such notice upon any Leasehold Mortgagee provided Lessor has received prior written notice of the name and address of any such Leasehold Mortgagee, and no notice by Lessor to Lessee hereunder shall be deemed to have been duly given unless and until a copy thereof has been so served.

            (b) Should Lessee be in default hereunder, the Leasehold Mortgagee shall, within the permitted time period, and otherwise as herein provided, have the right (but not the obligation) to remedy such default, or cause the same to be remedied, and Lessor shall accept such performance by or at the instance of such holder as if the same had been made by Lessee; and if such default is so remedied, Lessor's notice of default shall be deemed void.

            (c) Notwithstanding anything contained herein to the contrary, upon the occurrence of a default, Lessor shall not terminate this Lease without first giving to any Leasehold Mortgagee written notice and a reasonable time not to exceed six (6) months thereafter within which either (i) to obtain possession of the mortgaged property (including possession by a receiver) or (ii) to diligently institute, prosecute and complete foreclosure proceedings or otherwise acquire Lessee's interest under this Lease, provided that such Leasehold Mortgagee shall agree that during the period of its possession or that of a receiver appointed upon its application, such Leasehold Mortgagee shall promptly cure and pay or cause to be paid all rent due hereunder and comply with such of the terms, conditions and covenants of this Lease as are reasonably susceptible of being complied with by such Leasehold

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                                                           ---------------------
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                                       26

Mortgagee or receiver and that promptly after the acquisition of Lessee's interest hereunder by such Leasehold Mortgagee, such Leasehold Mortgagee shall perform all other covenants and agreements Lessee shall have previously failed to perform prior to the date of delivery of possession provided that under the laws of the State of Nevada amounts expended in performance of such covenants and agreements can be added to the debt and secured by such Leasehold Mortgagee's Leasehold Mortgage. It is understood and agreed that any Leasehold Mortgagee or its nominee or any purchaser in foreclosure proceedings may become the legal owner and holder of this Lease through such foreclosure proceedings or by an assignment of this Lease in lieu of foreclosure.

            (d) In the event of the termination of this Lease prior to the expiration of the Lease Term, due to a default by Lessee, Lessor shall serve upon any Leasehold Mortgagee a notice that this Lease has been terminated together with a list of any sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, under this Lease. Such Leasehold Mortgagee (or its designee) shall thereupon have the option, to be exercised in writing within sixty (60) days after such notice from Lessor, to obtain a new lease in accordance with the following terms and conditions:

                  (i) Such new lease shall be effective as of the date of the termination of this Lease, and shall be for the remainder of the Lease Term of this Lease and at the rent and upon all the agreements, terms, covenants and conditions hereof, including, without limitation, any rights of renewal.

                  (ii) Such new lease shall require the tenant thereunder to promptly perform any unfulfilled obligations of Lessee under this Lease which are reasonably susceptible of being performed by such tenant.

                  (iii) Upon the execution of such new lease, the tenant thereunder shall promptly pay all sums which would then be due under this Lease but for termination to the extent such sums exceed the net income derived by Lessor from the Premises during the period from the date of termination of this Lease to the date of execution of such new lease.

            (e) Effective upon the commencement of term of any new lease executed pursuant to paragraph (d) above, all subleases and sublease security deposits and all other monies which Lessee would have been entitled to use but for the termination or expiration of this Lease shall be assigned by Lessor to the tenant under the new lease, which security deposits and monies may be used by the tenant thereunder for the purposes of and in accordance with the provisions of any such sublease and such new lease.

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                                       27

            (f) If at any time there shall be more than one Leasehold Mortgage, the Leasehold Mortgage prior in lien shall be vested with the rights granted a Leasehold Mortgagee under this Lease to the exclusion of any junior Leasehold Mortgagee; provided, however, that if a Leasehold Mortgagee prior in lien to any other Leasehold Mortgagee shall fail or refuse to exercise any such right, each Leasehold Mortgagee in the order of priority of their respective liens shall have the right to exercise such rights; and provided further, however, that with respect to the right of a Leasehold Mortgagee under paragraph (d) above to request a new lease, such right may, notwithstanding the limitation of time set forth therein, be exercised by any junior Leasehold Mortgagee within 75 days after giving of the notice to such Leasehold Mortgagee by Lessor of the termination of this Lease provided a prior Leasehold Mortgagee shall not have exercised such right within the period of time set forth in paragraph (d) above.

            (g) Lessor and Lessee shall not enter into any agreement modifying, canceling or surrendering this Lease without the prior written consent of any Leasehold Mortgagee.

            (h) Each Leasehold Mortgagee may request Lessor to deliver, within 10 days after request, to such Leasehold Mortgagee an estoppel certificate as prescribed in Paragraph 27 of this Lease.

            (i) The term "Leasehold Mortgage" shall include whatever security instruments are required in connection with a "sale leaseback" or similar transaction.

      42.   Quiet Enjoyment:

      Upon payment by the Lessee of the rents and charges herein provided, and upon the observance and performance of all the covenants, terms and conditions on Lessee's part to be observed and performed, Lessee shall peaceably and quietly hold and enjoy the Lease Property for the Lease Term and any renewal or extension thereof without hindrance or interruption by Lessor or any other person or persons lawfully or equitably claiming by, through or under the Lessor, subject, nevertheless, to the terms and conditions of this Lease.

      43.   Counterparts:

            This Lease may be executed in counterparts.

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                                                           ---------------------
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                                       28

      IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first written above.

Lessee:                       S & W of Las Vegas, L.L.C., a Delaware Limited
                              Liability Company

                              By: The New York Restaurant Group, Inc.,
                                  a  Delaware Corporation, Majority Member

                              By:       /s/ James Dunn
                                 ------------------------------------------
                              Name Printed: James Dunn

                              Its: Authorized Officer

                              Dated:      2/9/98
                                    ---------------------------------------


Lessor:                       The Somphone Limited Partnership, a Nevada Limited
                              Partnership

                              By: Monie Marie Incorporated, a Nevada
                                  Corporation, its General Partner

                              By:       /s/ Pat P. Somphone
                                 ------------------------------------------
                              Name Printed: Pat P. Somphone

                              Its: President

                              Dated:      2/11/98
                                    ---------------------------------------

                                                                Jd    /  P.S.
                                                           ---------------------
                                                             initials / initials

                                    GUARANTY

      GUARANTY OF "LEASE WITH AN OPTION TO PURCHASE" dated Feb 9, 1998 (hereafter "Lease") by and between The Somphone Limited Partnership, a Nevada Limited Partnership, as "Lessor" and S & W of Las Vegas, L.L.C., a Delaware Limited Liability Company, as "Lessee".

      FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned Guarantor hereby unconditionally and irrevocably guarantees the full and faithful performance by Lessee of all the terms, covenants and conditions of the above-referenced Lease, including, but not limited to, the payment of all rent when and as the same shall become due. This Guaranty shall remain in full force and effect regardless of any amendment, modification, extension, compromise, or release of any term, covenant or condition of the Lease or of any party thereto, as the case may be. The undersigned hereby indemnifies Lessor against any and all liability, loss, costs, charges, penalties, obligations, expenses, attorneys' fees, litigation, judgment, damages, claims and demands of any kind whatsoever in connection with, arising out of or by reason of the assertion by Lessee of any defense to its obligations under the Lease or the assertion by Guarantor of any defense to its obligations hereunder based on any action or inaction of Lessee, which assertion is determined by an unappealable final judgment to be incorrect. Guarantor waives any right or claim of right to cause a marshalling of Lessee's assets or to proceed against Guarantor in any particular order, and Guarantor agrees that any payments or performance required to be made hereunder shall become due upon demand in accordance with the terms hereof immediately upon the happening of a default under the Lease, (which shall not be deemed to have occurred until any notice required by the Lease to be given to Lessee has been given and until any grace period given to the Lessee pursuant to the Lease has expired) and, except as set forth above, Guarantor hereby expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors, including, but not limited to, notice of demand, notice of default, any failure to pursue Lessee or its property, any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation and any defense arising by any defense of Lessee or by reason of the cessation of the liability of Lessee by reason of the bankruptcy or reorganization of Lessee or for any other reason, or any defense by reason of the assertion by Lessor against Lessee of any of the rights or remedies reserved to Lessor pursuant to the provisions of the said Lease, or by reason of summary or other proceedings against Lessee, excluding in all cases the defense of prior payment or performance. This Guaranty is for the express benefit of Lessor and its successors and assigns who may become the Lessor under the Lease, and this Guaranty may be enforced by them. The obligations of the Guarantor hereunder are

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                                       30
independent of the obligations of Lessee, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against Lessee. Guarantor hereby agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lessor in the enforcement of any of the obligations or liabilities of the Lessee under the Lease or of the Guarantor under this Guaranty. This Guaranty shall be deemed made in the State of Nevada and each and every of the provisions of this Guaranty shall be construed and interpreted in accordance with the laws of such state. This Guaranty shall be binding upon the successors and assigns of the Guarantor. This Guaranty has been executed on the same date of the execution of this Lease referred to above.

                                            The New York Restaurant Group, Inc.,
                                            a Delaware Corporation

                                            By:       /s/ James Dunn
                                               ---------------------------------
                                            Name Printed: James Dunn

                                            Its: Authorized Officer

                                            Dated:    2/9/98
                                                  ------------------------------

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                                       31

                                    EXHIBIT A

All that real property situate in the County of Clark, State of Nevada, generally known as 3767 Las Vegas Boulevard South, Las Vegas, Nevada 89109, also known as Tax Assessor Parcel No. 162-21-301-014, and more particularly bounded and described as follows:

The South 120 Feet of the West One Half (W 1/2) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) and the North 10 Feet of the West One Half (W 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of Section 21, Township 21 South, Range 61 East, M.D.B.&M.

Excepting therefrom all State and County roads and highways.

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                                        1

                                   EXHIBIT B

                 MEMORANDUM OF LEASE WITH AN OPTION TO PURCHASE

      This Memorandum dated for identification purposes only, dated Feb. 9, 1998, is entered into by THE SOMPHONE LIMITED PARTNERSHIP, a Nevada limited partnership ("Lessor") and S & W of Las Vegas, L.L.C., a Nevada Limited Liability Company, ("Lessee") for the purpose of evidencing the existence of that certain Lease with an Option to Purchase as herein described.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

      1. Grant of Lease. Lessor has leased, by virtue of that certain Lease with an Option to Purchase between Lessor and Lessee dated February 9, 1998, (the "Lease") to Lessee, and Lessee has leased from Lessor that certain parcel of land containing approximately 1.82 acres, measuring approximately 130 feet along the west property line and 601 feet along the south property line, commonly known as 3767 Las Vegas Boulevard South (Assessor's Parcel No. 162-21-301-014) and legally described on Exhibit A attached hereto and incorporated herein by this reference, subject to the terms, conditions, provisions and covenants of the Lease. All of the terms, provisions and covenants of the Lease are incorporated in this Memorandum by reference and the Lease and this Memorandum shall be deemed to constitute a single document.

      2. Term. The Lease Term is twenty (20) years from the Lease Commencement Date, and Lessee has two (2) twenty (20) year renewal options.

      3. Use. During the Lease Term, the Premises may be used by Lessee for restaurants or as a retail shopping center or any other lawful use, including gaming.

      4. Option to Purchase. Beginning five (5) years after the Lease Commencement Date, Lessee has the option to purchase the Lessor's property upon the terms and conditions set forth in the Lease. In addition, beginning ten (10) years after the Lease Commencement Date, Lessor has a put to require Lessee to purchase the Lease Property upon the terms and conditions set forth in the Lease.

      5. Use of Terms. All terms used herein which are defined in the Lease shall have the same meaning as such terms when used in the Lease.

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                                       1

      6. Purpose of Memorandum. This memorandum is prepared for recordation purposes only, and in no way modifies the terms, conditions, provisions and covenants of the Lease. In the event of any inconsistency between the terms, conditions, provisions and covenants of this Memorandum and the Lease, the terms, conditions, provisions and covenants of the Lease shall prevail.

      IN WITNESS WHEREOF, Lessor and Lessee have executed this Memorandum of Lease as of the date hereinabove first set forth.

                                          "LESSOR"

                                          The Somphone Limited Partnership, a
                                          Nevada Limited Partnership

                                          By: Monie Marie Incorporated, a Nevada
                                          Corporation, its General Partner

                                          By: /s/ Pat Somphone
                                             ----------------------------

                                          Pat Somphone

                                          Its: President

                                          Dated: 2/11/98
                                                -------------------------

STATE OF NEVADA     )
                    )  ss.
COUNTY OF CLARK     ))

      This instrument was acknowledged before me on ___________, 199__ by _______________ as President of Monie Marie Incorporated.

                                        ________________________________________
                                        By:_____________________________________

      Subscribed and sworn to before me this ______ day of __________________, 199____.

                                                   _____________________________
                                                   NOTARY PUBLIC in and for said
                                                   County and State

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                                       2

                                          "LESSEE"

                                          S & W of Las Vegas, L.L.C., a Delaware
                                          Limited Liability Company

                                          By: The New York Restaurant Group,
                                              Inc., a Delaware Corporation,
                                              Majority Member

                                          By: /s/ James Dunn
                                             ------------------------------

                                          James Dunn

                                          Its: Authorized Officer

                                          Dated: 2/11/98
                                                ---------------------------

STATE OF NEW YORK   )
                    )  ss.
COUNTY OF __________))

      This instrument was acknowledged before me on _____________, 199___ by ____________________ as Authorized Officer of The New York Restaurant Group, Inc.

                                        ________________________________________
                                        By:_____________________________________

      Subscribed and sworn to before me this ______ day of __________________, 199____.

                                                   _____________________________
                                                   NOTARY PUBLIC in and for said
                                                   County and State

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                                       3

                       FIRST AMENDMENT TO LEASE AGREEMENT

      This First Amendment to Lease Agreement is made at Las Vegas, Nevada and entered into this 8th day of May, 1998, between The Somphone Limited Partnership (hereinafter "Lessor") , and S & W of Las Vegas, L.L.C., a Delaware limited liability company (hereinafter "Lessee").

      WHEREAS, Lessor and Lessee entered into a certain Lease Agreement (hereinafter the "Lease") on the 9th day of February, 1998, with respect to premises described in paragraph 2 of the Lease Agreement; and

      WHEREAS, such Lease is in full force and effect; and

      WHEREAS, the parties wish to in certain respects amend the said Lease;

      NOW, THEREFORE, in consideration of One ($1.00) Dollar and the mutual promises of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed as follows:

      1. Except as specifically herein set forth, the Lease shall remain in full force and effect, and shall be amended only as specifically herein set forth.

      2. Paragraph 12 of the Lease, entitled "Bonds" shall be amended by deleting the requirement of a completion bond. In lieu thereof, Lessee shall, prior to the commencement of any demolition of any existing Improvements (as defined in the Lease) which are presently on the premises, and prior to the commencement of any

                                                                P.S.   /   Jd
                                                           ---------------------
                                                             initials / initials
construction of any Improvements, deliver to the Lessor an irrevocable clean Letter of Credit (issued by a New York Clearing House Bank) , in the amount of $2 million to ensure, to the extent set forth herein, the completion of the Improvements. The Lessor may draw upon such Letter of Credit in the following amounts, and in the following manner:

                  The construction contractor of Lessee shall, each month, beginning with the commencement of demolition and continuing until completion of construction of the Improvements (the "Construction Period") , provide to Lessor the following:

                        A. A copy of the Lessee's contractor's billing for the prior month;

                        B. A copy of the Lessee's check which pays that billing; and

                        C. A lien release and waiver in the form attached hereto for all labor, materials, services and/or equipment furnished by, to or on behalf of, or at the request of Lessee's contractor (whether or not billed) up through the 25th day of the prior month.

                  If, by the 20th day of any month during the Construction Period, starting with June 20,

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                                                           ---------------------
                                                             initials / initials

                  1998, such lien release and waiver, and copies of such billing and check have not been received by Lessor, then Lessor may draw upon the Letter of Credit in the total amount billed or, at the option of Lessor, in an amount to be determined by Lessor, up to the total amount of the Letter of Credit, and hold such sum (the "Letter of Credit Proceeds") as security for completion of the Improvements. So long as Lessor is holding the Letter of Credit Proceeds, Lessor may, but shall not be obligated to, use any portion thereof to pay for the bill in question or to pay for any portion of the Improvements as Lessor shall see fit. Lessor may continue to draw down on the Letter of Credit, up to the total amount thereof, so long as Lessee has not in a timely manner provided to Lessor all lien releases and waivers, and copies of all billings and checks required by this Lease Amendment. If the Improvements have been substantially completed (which for purposes of this Lease Amendment only shall mean when the Improvements are sufficiently complete so that Lessee can occupy or utilize the Premises for their intended use and when Lessee has

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                                                           ---------------------
                                                             initials / initials
                  obtained a Certificate of Occupancy) by March 15, 1999, Lessor shall return the remaining balance of the Letter of Credit Proceeds to Lessee, including any interest earned thereon; otherwise, Lessor shall keep and retain the remaining balance of the Letter of Credit Proceeds as consideration for the execution of this Lease Amendment. So long as Lessee is not in default in the payment of rent or any other sum due to Lessor under the Lease, Lessor agrees, but only for Force Majeure (as defined below), to provide Lessee with reasonable time extensions to the substantial completion date of March 15, 1999, upon written notice by Lessee providing reasonable explanation for such time extensions for Force Majeure, which is defined as any delay in the construction of the Improvements by Lessee under this Agreement caused by acts of God or the public enemy, or by casualty or by strike, or by governmental restrictions on the availability or use of labor or materials necessary to perform such construction or any other cause not within Lessee's reasonable control.

                                                                P.S.   /   Jd
                                                           ---------------------
                                                             initials / initials

      3. Lessee agrees to pay Lessor's reasonable attorneys' fees in connection with the negotiation and review of this Lease Amendment.

      4. Time is of the essence of each and every part of this Lease Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease the day and year first above written.


                                        S & W OF LAS VEGAS, L.L.C.,
                                        a Delaware Limited Liability Company

                                        By: The New York Restaurant Group, Inc.,
                                            a Delaware Corporation, Majority
                                            Member

                                        By:       /s/ James Dunn
                                           -------------------------------------
                                        Name Printed: James Dunn

                                        Its: Authorized Officer


                                        THE SOMPHONE LIMITED PARTNERSHIP,
                                        a Nevada Limited Partnership

                                        By: Monie Marie Incorporated, a Nevada
                                            Corporation, its General Partner

                                        By:       /s/ Pat P. Somphone
                                           -------------------------------------
                                        Name Printed: Pat P. Somphone

                                        Its: President

Guarantor's Consent:

      The foregoing First Amendment to Lease Agreement ("First Amendment") is consented to by The New York Restaurant Group, Inc., and the February 9, 1998 Guaranty of "Lease With an Option to Purchase" ("Lease") executed by The New York Restaurant Group, Inc.

                                                                P.S.   /   Jd
                                                           ---------------------
                                                             initials / initials
shall remain in full force and effect with respect to the Lease, as amended by the First Amendment.

                                        The New York Restaurant Group, Inc.,
                                        a Delaware Corporation

                                        By:       /s/ James Dunn
                                           -------------------------------------
                                        Name Printed: James Dunn

                                        Its: Authorized Officer

                                        Dated: 5/12/98
                                              ----------------------------------

                                                                P.S.   /   Jd
                                                           ---------------------
                                                             initials / initials

                                                                        Executed

                                OPTION AGREEMENT

      This Option Agreement (hereinafter "Agreement") is made at Las Vegas, Nevada and entered into on this 14th day of February, 1997, between

      THE SOMPHONE LIMITED PARTNERSHIP, a Nevada Limited Partnership, (hereinafter "Optionor")

and

      S & W of Las Vegas, L.L.C., a Delaware Limited Liability Company, (hereinafter "Optionee").

      Whereas, Optionee desires to obtain an option for a ground lease of the real property described below for the purpose of constructing certain improvements thereon, with a cost not less than $4,000,000.00 and Optionor desires to grant such option.

      Now, therefore, in consideration of the mutual promises of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed as follows:

      1.    Premises:

            The real property the subject of this Agreement is situated in the County of Clark, State of Nevada, and is that parcel of land containing approximately 1.82 acres, measuring approximately 130 ft. along the west property line and 601 feet along the south property line; commonly known at 3767 Las Vegas Boulevard South and Assessor's Parcel No. 162-21-301-014; the legal description is attached hereto as Exhibit "1" (the "Land") . The Land together with any existing improvements, the Improvements (as defined in the Lease referred to in Paragraph 2 below) , and any other improvements on the Land shall be collectively referred to as the "Premises".

      2.    Option to Lease:

            Optionor hereby grants to Optionee an Option to Lease the Land (hereinafter "Option to Lease") , which Option to Lease shall be exercisable by Optionee for a period of nine (9) months after the execution of this Agreement (the "Lease Option Period") (i.e., the last date of the Lease Option Period will be November 13, 1997). The form of the Lease ("the Lease") which is to be the subject of the Option to Lease is attached hereto as Exhibit "2".

            The Lease Commencement Date shall not be later than the day following the end of the Lease Option Period, or any extension thereof. The Lease will not be effective until the Lease

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                                                             initials / initials

Commencement Date, whether or not it is signed prior to the Lease Commencement Date, and the Lease shall be signed by Optionor (as Lessor) and Optionee (as Lessee) on or before the Lease Commencement Date.

      3.    Due Diligence:

            During the Lease Option Period and any extension thereof, Optionee shall have the right to conduct an investigation of the Land to determine if the Land is suitable for Optionee's proposed use of the Land. Optionee's right shall include but not be limited to the right to (A) review and approve the condition of title to the Land, and (B) conduct studies and ascertain that permits for Optionee's intended use are available, and (C) physically inspect the Land, and
(D) investigate the environmental condition of the Land, and (E) investigate the availability of utilities.

            Optionee's investigation shall be done in a manner so as not to unreasonably interrupt Optionor's business being conducted on the Land (taking into account the nature of the investigation, e.g. environmental inspection testing). Optionee shall hold Optionor harmless from any claims or damages as a result of Optionee's activities during the Lease Option Period and any extension thereof.

            During the Lease Option Period and any extension thereof, Optionee agrees to provide Optionor with a copy of Optionee's plans and specifications and all applications for zoning and building permits. The improvements described in these plans and specifications and in any subsequent modifications thereto shall be hereinafter referred to as the "Improvements".

      4.    No Right to Extend Lease Action Period:

            Optionee shall have no right to extend the Lease Option Period without the express written permission of Optionor, which permission may be withheld for any reason, except that Optionee may extend the Lease Option Period one time for an additional three (3) months by paying to Optionor an additional $100,000.00 prior to the end of the original Lease Option Period.

            In the event the Option to Lease has not been exercised in the manner and within the time set forth below, then the Option to Lease shall expire and the Lease shall never take effect, and all of Optionee's rights hereunder, legal or equitable, shall cease, and all sums which have been paid to Optionor shall remain non-refundable, and shall be retained by Optionor, and Optionee shall hold Optionor harmless from any claims or damages (including attorney's fees and costs) as a result of any activities regarding the Premises on the part of the Optionee.

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

      5.    Exercise of Option to Lease:

            At any time during the Lease Option Period, or any extension thereof, Optionee shall have the right to exercise the Option to Lease by (a) providing to the Optionor or Optionor's designee written notification of Optionee's exercise of the Option to Lease, which Notice shall set forth the Lease Commencement Date, as selected by Optionee within the parameters set forth in Paragraph 3 above; and (b) making the first month's rent payment as provided in Paragraph 7 below; and (c) fulfilling Optionee's obligations under Paragraph 7(b) (i).

      6.    Existing Improvements:

            The parties acknowledge that the Premises are currently being used by Optionor as a motel.

      7.    Payments:

            (a) At the time the parties execute this Agreement, the Optionee is paying Optionor the sum of THREE HUNDRED THOUSAND DOLLARS ($300,000.00) as consideration for the Option to Lease. This sum shall be non-refundable and shall remain non-refundable whether or not the Optionee exercises the Option to Lease and shall not apply to payment of Rent, except that if the Option to Lease is exercised then Optionee shall receive a FIFTY THOUSAND DOLLARS ($50,000.00) credit towards the first month's rent under the Lease.

            (b) As additional consideration for the Option to Lease, Optionee agrees:

                  (i) to and hereby does indemnify and to immediately, upon demand reimburse or pay Optionor, Monie Marie Incorporated (or Monie Marie, Inc.) and Pat Somphone (collectively "the Somphone Defendants") for the amount of any monies which the Somphone Defendants may be required to pay to JMA Architects and Engineers, Inc., or to JMA Architects, Inc. (collectively "JMA") or to any affiliate of JMA in order to obtain a release of the Amended Mechanic's Lien recorded against the Premises by JMA and to obtain a dismissal or a Stipulated Judgment in Case No. A352880 (in which JMA claims damages of $182,762.96 plus interest, attorney's fees and costs; interest claimed is estimated to be $24,985.95 through February 7, 1997, and JMA's costs and attorney's fees are estimated to be $40,000.00 for a total estimated claim of $247,748.91 through February 7, 1997) and the Somphone Defendants' attorney's fees and costs related to defending against the claims of JMA including those asserted in Case No. A352880 (the "Somphone Defendants' Attorney's Fees"), which Optionee shall pay to the firm of Nitz, Walton & Heaton, Ltd. within thirty (30) days of the execution of this Agreement and which through February 7, 1997 are claimed by Optionor to be $40,986.64 (the total reimbursement or payment under

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                                        3
this subparagraph (i) shall be referred to as the "Reimbursement"); provided, however, that (w) the total amount of the Reimbursement shall not exceed the amounts alleged to be due in Case No. A352880 including interest, costs, and attorney's fees, together with the Somphone Defendants' Attorney's Fees and Optionee hereby assumes and agrees to pay or settle any liability or claim of liability of the Somphone Defendants in Case No. A352880, including interest, costs, and attorney's fees, together with the Somphone Defendants' Attorney's Fees up to the amounts alleged as estimated in this subparagraph (i); and from which liability and claim of liability Optionee shall and hereby does indemnify Optionor, Monie Marie Incorporated and Pat Somphone; (x) Optionee shall control all proceedings and settlements relating to the JMA claims and defend the claim with counsel of its choice; (y) Optionor and the other indemnified parties shall take no action relating thereto without Optionee's consent and shall cooperate with Optionee in the defense and settlement of the JMA claim; and (z) Optionee will advise Optionor of all actions and proceedings in Case No. A352880, and will provide Optionor and the firm of Nitz, Walton & Heaton, Ltd. with a copy of all papers filed or received in said case, and of all correspondence between the parties in that case. The obligations of Optionee under this subparagraph (i) shall survive expiration of the Option. Optionor agrees to immediately send to Optionee a copy of all pleadings and correspondence relating to the JMA claim as and when received or sent by Optionor or any other indemnified party; and

                  (ii) to and hereby does indemnify Optionor, Monie Marie Incorporated, Pat Somphone and his family (including Shao-Ying Somphone and Chan-Op-Somphone) and the children of them, from and against any claims against or liability of Optionor or Monie Marie Incorporated or Pat Somphone or his family, (including Shao-Ying Somphone and Chan-Op-Somphone) and the children of them, by or to Regent Capital Partners, Ltd. ("Regent") under that certain Agreement and Option dated June 10, 1994 (as to which Optionor represents that attached as Exhibit 3 hereto is a true and correct copy of the same, that same has not been modified in any respect and that no legal proceedings have been commenced as to the same), or by or to any of Regent's successors or assigns, or by or to Melvin B. Miller, or any of his various investor limited partners (and Optionee shall and hereby does assume and agree to pay or settle any liability or claim of liability as a result of such claims or liability, and Optionee further agrees to defend against such claims or liability at its own expense with counsel of its choice) provided, however, that Optionee's obligations under this subparagraph (ii) shall cease upon and not survive expiration of the Option to Lease. In the event of a claim covered by this indemnity under this subparagraph (ii), Optionee shall have the right to terminate the Option to Lease at any time, and Optionor and the other indemnitees agree that Optionor and the other indemnitees will not take any action without Optionee's consent and

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                                        4
shall cooperate with Optionee in the defense and settlement of any such claim. Optionor agrees to immediately notify Optionee of all such claims, and to immediately send to Optionee a copy of all pleadings and correspondence related thereto, as and when received or sent by Optionor or any other indemnified party, and that Optionee shall have control over the defense of any such claim.

            At least one day prior to the Lease Commencement Date, Optionee shall pay to Optionor, in advance, the sum of THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND 33/100 ($33,333.33) which sum shall represent the balance of the first month's rent, over and above the FIFTY THOUSAND DOLLARS ($50,000.00) credit provided above, and the Lease will not be effective if this THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND 33/100
($33,333.33) sum is not received by Optionor in a timely manner.

      8.    Bonds:

            Prior to the commencement of any demolition of any existing improvements which are presently on the Premises and prior to the commencement of any construction of any Improvements, and continuing until completion of the Improvements, Optionee shall have in place a Completion and Performance Bond and a Labor and Material Payment Bond (collectively the "Bonds") from an insurance or surety company which guarantees that at least $4 million of Optionee's Improvements will be completed on the Premises, that all contractors and subcontractors, materialmen and others providing any work or labor regarding the Improvements will be paid, and that the Land and the Improvements made to the Land by Optionee will be free and clear of any lien resulting from construction of the Improvements. These Bonds, including the form and content thereof, and the insurer or surety (which shall be a reputable company) are subject to Optionor's review and approval. Optionor's approval of the Bonds and the insurer or surety shall not be unreasonably withheld. The Bonds will be in a sum of at least FOUR MILLION DOLLARS ($4,000,000.00). The Completion and Performance Bond shall include a provision that guarantees payment of rent under the Lease until the Improvements are completed, or alternatively, in lieu of this provision, the Optionee shall on or before the Lease Commencement Date pay to Optionor the additional sum of THREE HUNDRED THOUSAND DOLLARS ($300,000.00) as and for a security deposit for the payment of rent or any other sum required to be paid by Lessee under the Lease, and which security deposit may without notice be applied by Lessor to the payment of any rent or other sum which is not timely paid under the Lease beyond any applicable notice and grace period, and which deposit, shall remain in effect until substantial completion of the Improvements (which shall be deemed to occur when Optionee commences the conduct of business in the Premises), at which point it shall immediately be returned to Lessee, including any interest earned thereon. Any portion of the deposit which is applied by Lessor shall be

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                                        5
reimbursed by Lessee within ten (10) days after demand by Lessor. Optionee shall have the right to deliver to Optionor an irrevocable clean letter of credit in lieu of the $300,000.00 cash deposit, in form and substance reasonably satisfactory to Optionor, which shall be held and applied in the same manner as the cash deposit.

      9.    Optionor's Right to Conduct Business:

            During the Lease Option Period and any extension thereof, and until the Lease Commencement Date, Optionor shall have the right to continue to conduct its current business now being conducted on the Premises. Optionor shall pay all expenses for the Premises with respect to the time prior to the Lease Commencement Date. Optionee's exercise of the Option to Lease shall constitute written notice to Optionor to vacate the premises by the date set forth in the written notice, which vacation date will not be less than thirty (30) days after receipt of such notice. In the event the vacation date is after the Lease Commencement Date, Optionee will still be obligated to pay rent commencing on the Lease Commencement Date. During the vacation period, Optionor shall have the right but not the obligation to remove or otherwise dispose of any buildings, personal property, furnishings, fixtures or equipment which belong to Optionor or which are located upon the Premises. In the event Optionor does not remove or otherwise dispose of such items, Optionee shall have the absolute right to dispose of all or any of such items as Optionee may deem fit, without any liability to Optionor. Optionee shall be authorized to place a "For Lease" sign upon the Premises at such location and in such form, size and content as shall reasonably be approved by Optionor, at any time following the date on which Optionee files its application for a use permit with applicable governmental authorities pertaining to Optionee's proposed Improvements. During the Lease Option Period and any extension thereof, and until the Lease Commencement Date, Optionor shall make no permit or zoning filings with respect to the Premises or the use thereof that will materially affect Optionee's use of the Premises without Optionee's consent.

      10.   Optionee's Activities Regarding the Premises:

            Prior to the Lease Commencement Date, Optionee shall not construct or commence construction of any improvements on the Premises. Optionor shall have no liability for the acts, operations, or costs of Optionee or Optionee's agents regarding any work or activities on or related to the Premises, except to the extent resulting from the acts or omissions of Optionor, its agents or employees. Optionee indemnifies and holds Optionor harmless from any costs or obligations to consultants, surveyors, architects, engineers, or agents of Optionee regarding the Optionee's activities of rezoning, development, or of planning for the development of the Premises. Optionor agrees that Optionee

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

shall have the right and license to enter onto the Premises for any soil testing, environmental studies (Phases I and II), boring, drilling, surveying and for the preparation of detailed plans for the Premises. Optionor agrees to cooperate with Optionee in providing access to the Premises and to execute applications for zoning use permits, variances, and planning as required by the County or Optionee. Optionor may record a Notice of Non-Responsibility regarding the Premises. During the Lease Option Period, Optionor shall create no liens or encumbrances on the Premises, provided, however that Optionor shall have the right to create liens or encumbrances (including a mortgage of its fee interest) which are or will be subordinate to the rights of Optionee under this Agreement or under the Lease, provided, further however, that Optionor will create no easements or restrictive covenants without Optionee's written consent.

      11.   Broker:

            Optionee represents that Equis Corporation, McCaffery Group and McCaffery Interests are the only companies and/or real estate brokers who have represented the Optionee in negotiations leading up to this Agreement. Optionee agrees to pay all commissions and/or fees owing to any of the foregoing entities in conjunction with this transaction and hereby indemnifies and holds Optionor harmless from the payment thereof. Optionor and Optionee each indemnify and hold harmless from any claim by any other person for a commission or other compensation claiming to have dealt with the indemnifying party, with respect to this transaction, including the Lease.

      12.   No Partnership:

            Nothing contained in this Agreement, or in the Lease shall be deemed or construed by any person to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association between Optionor and Optionee. Neither the method or computation of rent or any other provisions contained in such documentation, nor any acts of the parties, shall be deemed to create any relationship between Optionor and Optionee other than the relationship of landlord and tenant, or of the relationship of independent parties agreeing to perform the covenants contained in this Agreement, or in the Lease.

      13.   This Agreement is Not a Lease:

            OPTIONOR AND OPTIONEE ACKNOWLEDGE THAT THIS AGREEMENT IS NOT A LEASE, AND THERE SHALL BE NO LEASE UNTIL THE LEASE IS FULLY EXECUTED AND UNTIL THE OPTION TO LEASE HAS BEEN EXERCISED IN THE MANNER PROVIDED IN THIS AGREEMENT.

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

      14.   Time is of the Essence:

            Time shall be and is of the essence of each and every part of this Agreement and the Lease.

      15.   Parties are Not in Bankruptcy:

            Optionee represents and warrants that Optionee and the guarantor of this Agreement are not in bankruptcy, and that there is no bankruptcy, insolvency, receivership or similar action or proceeding, whether voluntary or involuntary, pending against, contemplated by, or threatened against Optionee, or the guarantor of this Agreement or any officer, director, shareholder, or member of Optionee or of the guarantor of this Agreement.

            Also, Optionor represents and warrants that Optionor is not in bankruptcy, and that there is no bankruptcy, insolvency, receivership or similar action or proceeding, whether voluntary or involuntary, pending against, contemplated by, or threatened against Optionor, or the general partner of Optionor.

      16.   Authority to Execute:

            Optionor and Optionee each represent and warrant that each has full authority to execute this Agreement.

      17.   Right to Assign and Inurement:

            Optionor shall have the right to assign Optionor's rights, interests and obligations under this Agreement. Optionee shall have the right to assign Optionee's rights and obligations under this Agreement without Optionor's approval; provided, however, that Optionee shall not be released from any of its obligations hereunder, and the proposed assignee shall execute and deliver to Optionor, an assumption agreement in recordable form, whereby the assignee expressly assumes all of the terms, covenants, and conditions of this Agreement which are to be performed by Optionee. This Agreement shall be binding upon the successors and assigns of the parties hereto.

      18.   Notices:

            Notices, consents, approvals and demands as contemplated hereby must be in writing to be effective and shall be given or served personally or by any recognized overnight courier providing receipt of delivery, or by certified or registered mail, return receipt requested, upon Optionor or Optionee, as the case may be, at the address hereinafter set forth:

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

            To Optionor:

                 The Somphone Limited Partnership,
                 a Nevada Limited Partnership
                 c/o Monie Marie Incorporated, a Nevada Corp.,
                 General Partner
                 c/o Pat P. Somphone, President
                 2304 LaSolana Way
                 Las Vegas, Nevada 89102

            With a Copy to:

                 James H. Walton, Esquire
                 Nitz, Walton & Heaton
                 514 South Third Street
                 Las Vegas, Nevada 89101

            To Optionee:

                 S & W of Las Vegas, L.L.C., a
                 Delaware Limited Liability Company,
                 1114 First Avenue
                 New York, New York 10021
                 Attn: James Dunn, Executive Director

            With a Copy to:

                 Bruce D. Saber, Esquire
                 Fried, Frank, Harris, Shriver, and Jacobson
                 One New York Plaza
                 New York, NY 10004

            All notices and demands shall be effective upon the earlier of receipt or three (3) business days after being deposited in the United States mail. However, the time period in which a response to any such notice or demand must be given shall commence to run from the date of receipt on the return receipt of the notice or demand by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address or which no notice was given as provided below shall be deemed to be receipt of the notice of demand sent.

            By giving to the other party ten (10) days' written notice thereof in the manner provided above, the parties hereto and their respective permitted successors and assigns shall have the right from time to time during the term of this Agreement to change their respective addresses for notices and any other address within the United States of America.

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

      19.   Implementation:

            Each of the parties shall at all times on demand execute such documents and do such acts as may be reasonably necessary or appropriate to implement and effectuate this Agreement, its purposes and intent.

      20.   Non-waiver:

            The waiver by either party or any of the covenants contained herein shall not be deemed a waiver of such party's rights to enforce the same or any other covenant contained herein.

      21.   Nevada Law:

            The Agreement shall be construed and enforced in accordance with Nevada law.

      22.   Integration and Merger:

            The Lease, the Guaranty of The New York Restaurant Group L.L.C., a Delaware Corporation, and this Agreement, and any Exhibits attached to any of the foregoing contain the entire agreement between the parties hereto, and no promise, inducement, or representation other than herein set forth has been made, offered or agreed upon, and all prior or contemporaneous agreements, representations and understandings concerning the subject matter hereof are merged herein. No amendment or, addition to, or modification of this Agreement shall be effective unless the same is in writing and signed by all the parties.

      23.   Attorney's Fees:

            Should any litigation be commenced between the parties hereto concerning any provision of this Agreement or the rights and duties of any person or entity in relation thereto, the party or parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for his or its or their attorney's fees and court costs in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

      24.   Survival:

            All representations and obligations of Optionee or Optionor contained in Paragraphs 7(a) , 7(b) (i), 9, 10, 11, 15, 16, 17, 19, and 23 of
this Agreement shall survive any termination of this Agreement.

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

      25.   Recordation of Memorandum of Option Agreement:

            Optionor acknowledges that Optionee may record a Memorandum of Option Agreement, in the form attached hereto as Exhibit 4, which will become a matter of public record affecting the condition of the title.

      26.   No Other Optionees:

            Optionor represents that it has not granted any previous options to lease the Land other than the option contained in that certain Agreement and Option dated June 10, 1994 (Exhibit 3 hereto) (the "Regent Option").

      27.   Counterparts:

            This Agreement may be executed in counterparts.

      28.   Implementation:

            Each of the parties shall at all times on demand execute such documents and do such acts as may be reasonably necessary or appropriate to implement and effectuate this Agreement, its purposes and intent including, but not limited to, the execution of affidavits reasonably required by a title company in order to insure the Optionee's rights under this Agreement (including affidavits with respect to the Regent Option) , the Lease and the purchase option contained in the Lease.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective the day and year first written above.

      Optionee:

           S & W of Las Vegas, L.L.C., a
           Delaware Limited Liability Company

           By: The New York Restaurant Group, L.L.C.,
               a Delaware Limited Liability Company,
               Majority Member

           By: La Cite, Inc., a Delaware Corporation, Manager

           By: /s/ James Dunn
              ---------------------------------
           Name Printed: James Dunn

           Its:  Authorized Officer

           Dated: February 14, 1997

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

      Optionor:

           The Somphone Limited Partnership, a Nevada Limited
           Partnership

           By: Monie Marie Incorporated, a Nevada Corporation, its
           General Partner

           By: /s/ Pat P. Somphone
              ---------------------------------
              Pat P. Somphone, President

           Dated: February 14, 1997

                                    GUARANTY

      GUARANTY OF OPTION AGREEMENT dated February 14, 1997 (hereafter "Agreement") by and between The Somphone Limited Partnership, a Nevada Limited Partnership, as "Optionor" and S & W of Las Vegas, L.L.C., a Delaware Limited Liability Company, as Optionee.

      FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned Guarantor hereby unconditionally and irrevocably guarantees the full and faithful performance by Optionee of all the terms, covenants, obligations, and conditions of the above-referenced Agreement. This Guaranty shall remain in full force and effect regardless of any amendment, modification, extension, compromise, or release of any term, covenant or condition of the Agreement or of any party thereto, as the case may be. The undersigned hereby indemnifies Optionor against any and all liability, loss, costs, charges, penalties, obligations, expenses, attorneys' fees, litigation, judgment, damages, claims and demands of any kind whatsoever in connection with, arising out of or by reason of the assertion by Optionee of any defense to its obligations under the Agreement or the assertion by Guarantor of any defense to its obligations hereunder based on any action or inaction of Optionee, which assertion is determined by an unappealable final judgment to be incorrect. Guarantor waives any right or claim of right to cause a marshalling of Optionee's assets or to proceed against Guarantor in any particular order, and Guarantor agrees that any payments or performance required to be made hereunder shall become due immediately upon the happening of a default under the Agreement (which shall not be deemed to have occurred until any notice required by the Agreement to be given to Optionee has been given and until any grace period given to the Optionee pursuant to the Agreement has expired) , and, except as set forth above, Guarantor hereby expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors, including, but not limited to, notice of demand, notice of default,

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                                       12
any failure to pursue Optionee or its property, any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation and any defense arising by any defense of Optionee or by reason of the cessation of the liability of Optionee by reason of the bankruptcy or reorganization of Optionee or for any other reason, or any defense by reason of the assertion by Optionor against Optionee of any of the rights or remedies reserved to Optionor pursuant to the provisions of the said Agreement, or by reason of summary or other proceedings against Optionee, excluding in all cases the defense of prior payment or performance. This Guaranty is for the express benefit of Optionor and its successors and assigns who may become the Optionor under the Agreement, and this Guaranty may be enforced by them. The obligations of the Guarantor hereunder are independent of the obligations of Optionee, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against Optionee. Guarantor hereby agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Optionor in the enforcement of any of the obligations or liabilities of the Optionee under the Agreement or of the Guarantor under this Guaranty. This Guaranty shall be deemed made in the State of Nevada and each and every of the provisions of this Guaranty shall be construed and interpreted in accordance with the laws of such state. This Guaranty shall be binding upon the successors and assigns of the Guarantor. This Guaranty has been executed on the same date of the execution of the Agreement referred to above.

      Guarantor also represents and warrants that S & W of Las Vegas, L.L.C., a Delaware Limited Liability Company lawfully exists and is authorized to enter into the Agreement.

      The New York Restaurant Group, L.L.C.,
      a Delaware Limited Liability Company,

      By: La Cite, Inc., a Delaware Corporation, Manager

      By: /s/ James Dunn
         ------------------------------------------
      Name Printed: James Dunn

      Its:   Authorized Officer

      Dated: February 14, 1997

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                                       13

                  SECOND AMENDMENT TO MARINA CITY RETAIL LEASE

      THIS SECOND AMENDMENT TO LEASE ("Second Amendment") is made as of the 17th day of June, 1999 by and between MARINA CITY HOTEL ENTERPRISES, L.L.C., an Illinois limited liability company ("Landlord") and S & W CHICAGO, L.L.C., a Delaware limited liability company ("Tenant"), and is consented to by NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation ("Mortgagee") and by THE NEW YORK RESTAURANT GROUP, L.L.C., a Delaware limited liability company ("Guarantor").


                              W I T N E S S E T H:

      A. Landlord and Tenant have entered into that certain Marina City Retail Lease dated as of July 31, 1997, which Lease demises to Tenant Space Number G (the "Premises") at Marina City, Chicago, Illinois (the "Project"), which was amended by First Amendment to Lease also dated as of July 31, 1997 (the Marina City Retail Lease and First Amendment are hereinafter referred to collectively as the "Lease").

      B. In the course of performance of Tenant's Work at the Premises, Tenant has determined that the ramp which provides handicap access from the State Street elevation to the plaza level of the Premises (the "Ramp") may, in part, be located on property owned by the City of Chicago (the "City"), in violation of ordinances of the City and in violation of the terms of the Lease. Tenant represents that it has obtained the commitment of the City not to object to the installation, maintenance and use of the Ramp at the proposed location. So long as the City does not object to the location of the Ramp, Landlord hereby agrees not to object thereto, as hereinafter provided, subject to and conditioned upon the agreement of Tenant to assume all risks (including the risk that removal may be required) and specifically to indemnify, defend and hold harmless Landlord from and against any and all liability which may arise in connection with the installation, maintenance and use of the Ramp at the proposed location.

      C. In accordance with the provisions of Section 2.1.A of the Lease, the Landlord has measured the Premises to determine the actual square footage of the Premises. The Landlord and Tenant desire to amend various provisions of the Lease to account for such remeasuring.

      D. Landlord and Tenant also desire to confirm the actual Commencement Date under Section F of the Basic Lease Provisions and the Expiration Date under Section G of the Basic Lease Provisions and to make several other revisions to the terms of the Lease.

      NOW, THEREFORE, in consideration of the rents, covenants and agreements hereinafter set forth, Landlord and Tenant hereby agree as follows:

      A1. Defined Terms. Terms defined in the Lease and delineated therein by initial capital letters shall have the same meanings ascribed thereto in the Lease, except to the extent that the meaning of any such term is specifically modified by the provisions of this Second Amendment. In addition, terms not defined in the Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this Second Amendment. Terms and phrases which are not delineated herein by initial capital letters shall have the meanings commonly ascribed thereto.

      A2. Tenant's Specific Indemnity Regarding Ramp. Tenant hereby agrees to indemnify, defend, and forever hold Landlord harmless from and against any claims, losses, damages, actions, liabilities, causes of action, suits, investigations and judgments of any nature whatsoever, including, without limitation, reasonable attorneys' fees and costs of litigation, incurred by Landlord in connection with the installation, maintenance and use of the Ramp in the proposed location, including any and all costs in connection with the removal of the Ramp from the proposed location and the installation of an alternative means of handicap access to the Premises in another area of the Project.

            Notwithstanding anything to the contrary contained herein, in the event that the Project or any portion thereof is sold to a third party purchaser and such purchaser objects to the maintenance and use of the Ramp at the proposed location, Tenant, at Tenant's sole cost and expense, shall take whatever measures are required to satisfy the objections of such purchaser, including obtaining from the City an encroachment permit allowing for the maintenance and use of the Ramp at such location or removing the Ramp and installing a new handicap access in a different location acceptable to such purchaser and the City.

            The foregoing indemnity and agreement shall survive the expiration or earlier termination of this Lease.

      A3. Commencement and Expiration Dates. Landlord and Tenant hereby confirm that the Commencement Date of the Lease under Section F of the Basic Lease Provisions was January 1, 1998, and that the Expiration Date under Section G of the Basic Lease Provisions shall be December 31, 2012.

      A4. Permitted Use. Section 2.5 of the Lease is amended to provide that the Tenant is permitted to utilize the portion of the Premises located on the Bridge level of the Project as a beer garden, so long as Tenant complies with all applicable laws, rules, ordinances and the provisions of this Lease.

      A5. That the provisions of Section C of the Basic Lease Provisions of said Lease are hereby deleted in their entirety and the following is inserted in lieu thereof:

      "C. Square Footage (Section 2.1): Approximately 22,682 square feet, a portion of which is located on the concourse level and an additional portion of which is located on the plaza level of the State's Street riverside of Marina City."

      A6. The Initial Term Base Rent amounts provided at Section J of the Basic Lease Provisions are hereby deleted in their entirety and the following is inserted in lieu thereof:

      "J. Base Rent (Section 4.4):

      Initial Term                           Annually      Monthly   Per Sq. Ft.
      ------------                           --------      -------   -----------
      Commencement Date to the expiration
      of the first (1st) full Lease Year   $450,691.34   $37,557.61    $19.87

      Next four (4) full Lease Years       $536,882.94   $44,740.25    $23.67

      Next five (5) full Lease Years       $586,783.34   $48,898.61    $25.87

      Next five (5) full Lease Years       $654,829.34   $54,569.11    $28.87"

The balance of Section J shall not be affected by the modification described in this Section A6.

      A7. The Percentage Rent amounts provided at Section K of the Basic Lease Provisions are hereby deleted in their entirety and the following is inserted in lieu thereof:

            "K. Percentage Rent (Section 4.5):

            Commencement Date to the expiration of the first (1st) full Lease Year, 5.5% of annual Gross Sales exceeding a Breakpoint of $8,194,388 per annum.

            Next four (4) full Lease Years, 5.5% of annual Gross Sales exceeding a Breakpoint of $9,761,508 per annum.

            Next five (5) full Lease Years, 5.5% of annual Gross Sales exceeding a Breakpoint of $10,668,788 per annum.

            Next five (5) full Lease Years, 5.5% of annual Gross Sales exceeding a Breakpoint of $11,905,988 per annum.

            The annual Breakpoint at which Tenant shall be obligated to commence the payment of Percentage Rent during the Option Periods shall be adjusted by dividing the annual Base Rent payable during the applicable Option Period by five and one-half percent (5.5%)."

      A8. Square Footage of the Retail Area. The reference at Section 2.1.A. to the number 100,000 is hereby changed to 109,000.

      A9. Ratification. All clauses and terms of the Lease, as modified by this Second Amendment, are hereby ratified, and Landlord and Tenant hereby confirm that, as of the date of this Second Amendment, the Lease is and remains in good standing and in full force and effect.

      A101. Multiple Counterparts. To facilitate execution hereof, this Second Amendment may be executed in one or more counterparts as may be convenient or required, and an executed copy hereof delivered by facsimile shall have the effect of an original executed instrument. All counterparts hereof collectively shall constitute a single instrument.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

                       LANDLORD:

                       MARINA CITY HOTEL ENTERPRISES, L.L.C.,
                       an Illinois limited liability company

                       By: /s/ David Katz
                           -----------------------------------------------------
                       Name: DAVID KATZ
                           -----------------------------------------------------
                       Title: MANAGER
                           -----------------------------------------------------


                       TENANT:

                       S & W CHICAGO, L.L.C.
                       a Delaware limited liability company

                       By: The New York Restaurant Group, L.L.C., a Delaware
                           limited liability company, its Majority Member

                           By: La Cite, Inc. a Delaware corporation, its Manager

                               By: /s/ James M. Dunn
                                   ---------------------------------------------
                                   James M. Dunn
                                   Its Authorized Representative

                              CONSENT OF GUARANTOR

      The undersigned, THE NEW YORK RESTAURANT GROUP, L.L.C., a Delaware limited liability company ("Guarantor"), hereby consents to the terms and conditions of the foregoing Second Amendment to Lease dated June __, 1999, which consent is hereby given by the undersigned Guarantor for all purposes required under and in accordance with that certain Lease Guaranty executed by Guarantor in connection with the Lease.

      IN WITNESS WHEREOF, the undersigned Mortgagee has cause this Consent to be executed effective as of the date of the Second Amendment to Lease.

                           GUARANTOR:

                           NEW YORK RESTAURANT GROUP, L.L.C.,
                           a Delaware limited liability company

                           By: LaCite, Inc., a Delaware corporation, its Manager


                           By: /s/ James M. Dunn
                               -------------------------------------------------
                               James M. Dunn
                               Its Authorized Representative

                              CONSENT OF MORTGAGEE

      The undersigned, CAPITAL COMPANY OF AMERICA LLC, a Delaware limited liability company, having an address at Two World Financial Center, Building B, New York, New York 10281, successor, by assignment to NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation ("Mortgagee"), hereby consents to the terms and conditions of the foregoing Second Amendment to Lease dated June __, 1999, which consent is hereby given by the undersigned Mortgagee for all purposes required under and in accordance with that certain Subordination, Non-Disturbance and Attornment Agreement made as of July 31, 1997 by and among Mortgagee, Landlord and Tenant and for all purposes as may be otherwise required under and in accordance with any other agreements by, between or among such parties, including, without limitation, the Tri-Party Agreement.

      IN WITNESS WHEREOF, the undersigned Mortgagee has cause this Consent to be executed effective as of the date of the Second Amendment to Lease.

                               MORTGAGEE:

                               CAPITAL COMPANY OF AMERICA LLC


                               By: /s/ David Katz
                                   ---------------------------------------
                                   David Katz
                                   Its Director